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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
Haggar Corp.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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Haggar Corp.
6113 Lemmon Avenue
Dallas, Texas 75209

March 4, 2003

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Haggar Corp. (the "Company") to be held on Wednesday, April 2, 2003, at 9:00 a.m. (local time), in the Haggar Corp. Conference Center, 6113 Lemmon Avenue, Dallas, Texas 75209. Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the meeting, a proxy for use in voting at the meeting and an annual report for the Company.

        At the annual meeting, you will be asked (i) to elect two Class I directors of the Company; (ii) to approve the Haggar Corp. 2003 Long Term Incentive Plan; (iii) to ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the Company for the fiscal year ending September 30, 2003; and (iv) to act upon such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

        We hope that you will be able to attend the annual meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy as promptly as possible. It is important that your shares be represented at the meeting.

Very truly yours,
/s/ J. M. Haggar, III J. M. Haggar, III Chairman and Chief Executive Officer

YOUR VOTE IS IMPORTANT

        All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy as promptly as possible. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

        Many of the Company's stockholders hold their shares in "street-name" in the name of a brokerage firm or bank. If you hold your shares in "street-name," please note that only your brokerage firm or bank can sign a proxy on your behalf, and only upon receipt of your specific instructions. The Board of Directors urges you to contact the person responsible for your account today, and instruct them to execute a proxy in favor of the proposals described in this Proxy Statement.

Haggar Corp.
6113 Lemmon Avenue
Dallas, Texas 75209

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 2, 2003

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of Haggar Corp. (the "Company") will be held in the Haggar Corp. Conference Center, 6113 Lemmon Avenue, Dallas, Texas 75209, on the 2nd day of April, 2003, at 9:00 a.m. (local time), for the following purposes:

  1.
  To elect two Class I directors to serve until the expiration of their terms and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office;

  2.
  To approve the Haggar Corp. 2003 Long Term Incentive Plan;

  3.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 30, 2003; and

  4.
  To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

        Stockholders of record at the close of business on Friday, February 7, 2003 (the "Record Date"), are entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof. Only holders of record of the Company's common stock, par value $0.10 per share, at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

        You are cordially invited to attend the Annual Meeting in person.

        Whether or not you expect to attend the meeting, please mark, sign, date and return the enclosed proxy promptly in the enclosed postage paid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors,
/s/ David M. Tehle David M. Tehle Secretary

Dated: March 4, 2003

Haggar Corp.
6113 Lemmon Avenue
Dallas, Texas 75209

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 2, 2003

INTRODUCTION

        This Proxy Statement is furnished to holders of common stock, par value $0.10 per share ("Common Stock"), of Haggar Corp., a Nevada corporation (the "Company"), in connection with the solicitation of the accompanying proxy on behalf of the Board of Directors of the Company (the "Board") for use at the 2003 annual meeting of the Company's stockholders (the "Annual Meeting") and at any adjournment(s) or postponement(s) thereof. The Annual Meeting will be held in the Haggar Conference Center, 6113 Lemmon Avenue, Dallas, Texas, on Wednesday, April 2, 2003, at 9:00 a.m. (local time), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of the Board's nominees as directors, for the approval of the Haggar Corp. 2003 Long Term Incentive Plan (the "2003 LTIP") and in favor of the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal 2003.

        Mellon Investor Services is assisting us in this solicitation of proxies. Questions or requests for proxy materials can be directed to Mellon at:

Mellon Investor Services
44 Wall Street, 7th Floor
New York, New York 10005

Call Toll Free: 877-HAGGAR-1 (877-424-4271)
Fax: 201-373-5387

        Many of the Company's stockholders hold their shares in "street-name" in the name of a brokerage firm or bank. If you hold your shares in "street-name," please note that only your brokerage firm or bank can sign a proxy on your behalf, and only upon receipt of your specific instructions. The Board urges you to contact the person responsible for your account today, and instruct them to execute a proxy in favor of the proposals described in this Proxy Statement.

        If you hold your shares in more than one type of account or if your shares are registered differently, you may receive more than one proxy. Please sign and return all proxies that you receive.

        This Proxy Statement and the accompanying proxy are first being mailed to stockholders on or about March 4, 2003.

REVOCABILITY OF PROXIES

        If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy or are represented by another proxy. The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by giving written notice of revocation to the Secretary of the Company or by executing and delivering to the Secretary of the Company a proxy bearing a later date. However, no such revocation will be effective until notice thereof has been received by the Company at or before the Annual Meeting. Mere attendance at the Annual Meeting will not revoke the proxy.

METHOD AND COSTS OF SOLICITATION

        This solicitation of proxies is made by and on behalf of the Board and will be conducted primarily by mail. In addition to the use of mail, the directors and certain executive officers of the Company may solicit the return of proxies by telephone, facsimile, other electronic media or through personal contact. Proxies may not be returned through the Internet. The directors and executive officers who may participate in the solicitation will not be additionally compensated but will be reimbursed for out-of-pocket expenses. The Company has engaged Mellon Investor Services to serve as its proxy solicitor. Pursuant to the Company's agreement with Mellon, Mellon will provide various proxy advisory and solicitation services for the Company in exchange for a fee not to exceed $30,000, plus expenses. The Company has also agreed to indemnify Mellon against certain liabilities in connection with this solicitation. The Company may also request, and reimburse the reasonable fees and expenses of, banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock that those companies hold of record. The cost of preparing, printing, assembling and mailing the annual report, the Notice, this Proxy Statement and the enclosed proxy will be borne by the Company.

        The principal executive offices of the Company are located at 6113 Lemmon Avenue, Dallas, Texas 75209. The Company's mailing address is the same as that of its principal executive offices.

QUORUM AND VOTING

        The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on Friday, February 7, 2003 (the "Record Date"). Each share of Common Stock outstanding on the Record Date will be entitled to one vote on all matters to be acted upon at the Annual Meeting. On the Record Date, there were 6,418,426 shares of Common Stock outstanding. The only outstanding voting securities of the Company are shares of Common Stock. There are no cumulative voting rights. The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. To approve any other matter to be presented at the Annual Meeting, the number of votes cast in favor of the matter must exceed the number of votes cast in opposition to the matter.

        As described under "Recent Developments—Settlement of Proxy Contest," Mr. Kahn and certain of his affiliates are required under their settlement agreement with the Company to vote, or cause to be voted, all shares of Common Stock beneficially owned by them or their respective affiliates or specified family members in accordance with the Board's recommendations on the proposals set forth in this Proxy Statement and, to the extent that Mr. Kahn or these affiliates do not have the legal right or authority to vote these shares, or to cause these shares to be voted, in accordance with the Board's recommendations, they must use their best efforts to cause the persons who have such right or authority to vote in accordance with the Board's recommendations.

        If a quorum is not present at the Annual Meeting, the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the adjourned meeting, until a quorum is present. In addition, under the Company's bylaws the chairman of the Annual Meeting has the power to adjourn the Annual Meeting for any reason from time to time without notice, other than an announcement at the Annual Meeting of the time and place of the adjourned meeting, provided that a new record date is not set. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting.

        Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs if a broker or other nominee attending the meeting in person or submitting a proxy does not have discretionary authority to vote on a particular item and has not received voting instructions with respect to that item. Abstentions and broker non-votes will have no effect on the election of directors and will not be counted as a vote cast in favor of or in opposition to the approval of the 2003 LTIP or the ratification of the selection of PricewaterhouseCoopers LLP as the Company's independent accountants.

PROPOSAL ONE—ELECTION OF CLASS I DIRECTORS

        The Board is divided into three classes presently consisting of two Class I directors, three Class II directors and three Class III directors. The term of office of the Class I directors expires at the Annual Meeting. The Board has proposed Rae F. Evans and Donald E. Godwin as nominees for election at the Annual Meeting as the two Class I directors. If elected, the nominees will serve for three-year terms and until their successors are duly elected and qualified or until their earlier death, resignation or removal from office. Set forth below is certain information concerning the nominees:

Name of Nominee	Age
Rae F. Evans	54
Donald E. Godwin	55

        Rae F. Evans has served as a director of the Company since 1994. Since January 1, 2003, she has served as President and Chief Executive Officer of Evans Capitol Group, a firm specializing in Washington public policy and corporate strategies. Ms. Evans formerly served as President of Evans & Black, Inc., beginning in 1999, and, prior to that time, as the President of Rae Evans & Associates, beginning in 1995, both of which are predecessors of Evans Capitol Group. Ms. Evans is a former Director of Brinker International and was recently elected to the Board of Directors of the Ladies Professional Golf Association. Ms. Evans, prior to establishing her firm, held senior government relations positions at both Hallmark Cards, Inc. and CBS Inc. She is a past President of the Business-Government Relations Council, a business group of senior government affairs representatives of Fortune 500 companies.

        Donald E. Godwin has served as a director of the Company since May 2002. He is the Chairman and Chief Executive Officer of Godwin Gruber, LLP, a Dallas-based law firm specializing in litigation and founded by Mr. Godwin and others in 1980. Mr. Godwin is board certified by the Texas Board of Legal Specialization in Civil Trial Law and is a member of the American Board of Trial Advocates. Mr. Godwin is the outside general counsel of the Dallas Symphony Association and the Episcopal School of Dallas and is a member of the Board of Governors of the Dallas Symphony Association and the Board of Trustees of the Episcopal School of Dallas. He was named one of the best lawyers in Dallas by D Magazine for 2003 and one of the top ten litigators/trial lawyers in the Dallas-Ft. Worth metroplex by the Dallas Business Journal for 2003. Mr. Godwin is a past chairman of the Antitrust and Trade Regulation Section of the Dallas Bar Association.

Required Vote and Recommendation

        A plurality of the votes cast at the Annual Meeting is required to elect each nominee. Accordingly, abstentions and broker non-votes will have no effect on the election of directors. Shares represented by proxies will be voted for the election of the nominees named above unless authority to do so is withheld. The Board has no reason to believe that any nominee will be unable or unwilling to serve if elected. If either nominee should be unable to serve, shares represented by proxies may be voted for a substitute nominee recommended by the Board.

        The Board recommends that you vote "FOR" each of the Board's nominees.

PROPOSAL TWO—APPROVAL OF THE HAGGAR CORP. 2003 LONG TERM INCENTIVE PLAN

        On February 28, 2003, the Board adopted the 2003 LTIP, subject to stockholder approval. The Board believes that the 2003 LTIP will be of benefit to the Company by authorizing a variety of long-term incentive compensation arrangements that can be used to attract, retain and reward high quality executives, employees and other persons who provide services to the Company and/or its subsidiaries. The Board believes that this arrangement will further align the interests of officers, directors and eligible employees with those of the Company's stockholders.

        The 2003 LTIP will become effective on the calendar day immediately following the date that the 2003 LTIP is approved by the stockholders of the Company. If the 2003 LTIP is approved by the stockholders, it will terminate on the fifth anniversary of its effective date.

Description of the 2003 LTIP

        The description of the 2003 LTIP set forth below is a summary of the principal features of the 2003 LTIP. This summary, however, does not purport to be a complete description of all of the provisions of the 2003 LTIP. The description is qualified in its entirety by reference to the 2003 LTIP, a copy of which is attached as Appendix A and incorporated herein by this reference.

        Administration.    The 2003 LTIP will be administered by the Compensation Committee of the Board or any successor thereto (the "Committee"). Unless otherwise determined by the Board, the Committee will consist of at least two directors, each of whom will be a nonemployee director and an outside director. The Committee will have the authority to grant awards and determine the terms and conditions thereof.

        Shares Available.    The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares, and rights granted without accompanying options, may be granted from time to time under the 2003 LTIP will be 575,000 shares. These amounts are subject to adjustment as provided in the 2003 LTIP. Shares with respect to which awards are granted may be, in whole or in part, authorized and unissued shares of Common Stock, authorized and issued shares of Common Stock held in the treasury of the Company, or issued shares of Common Stock reacquired by the Company, as the Board from time to time determines. If for any reason (other than the surrender of options or Deemed Options, as defined below in "Terms and Conditions of Stock Options," upon exercise of rights) any shares as to which an option has been granted cease to be subject to purchase under the option, or any restricted shares are forfeited to the Company, or any right issued without accompanying options terminates or expires without being exercised, then the shares, in respect of which such option or right was granted, or which relate to such restricted shares, will become available for subsequent awards under the 2003 LTIP, except that such shares will count against any calendar year limitation on the number of shares which may relate to awards.

        Eligibility.    Awards will be granted only to persons who are employees of the Company or one or more of its subsidiaries or who are nonemployee directors. Currently, the Company has approximately

3,600 employees and six non-employee directors. In determining the employees to whom awards are granted, the number of shares of Common Stock with respect to which each award is granted, the number of performance units granted by each award, and the terms and conditions of each award, the Committee will take into account, among other things, the nature of the employee's duties and his or her present and potential contributions to the growth and success of the Company. An individual who has been granted an award or awards under the 2003 LTIP may be granted an additional award or awards, subject to applicable law.

        No person who is a covered employee within the meaning of Section 162(m) of the Internal Revenue Code may receive in a calendar year performance units whose value exceeds $3,000,000, nor awards which in the aggregate relate to more than 250,000 shares of Common Stock.

        Types of Awards.    The following types of awards may be granted under the 2003 LTIP:

  •
  incentive stock options, under Section 422 of the Internal Revenue Code ("incentive stock options");

  •
  non-qualified stock options, which are stock options that are not incentive stock options;

  •
  restricted shares;

  •
  performance units; and

  •
  rights, either with or without accompanying options.

        Awards may be granted on the terms and conditions set forth below. In addition, the Committee may impose on any award or the exercise thereof such additional terms and conditions as the Committee determines, including the performance conditions described below, terms requiring forfeiture of awards in the event of termination of employment of an award holder and terms permitting an award holder to make elections relating to his or her award. The Committee will retain full power and discretion to accelerate or waive any term or condition of an award that is not mandatory under the 2003 LTIP, except that the Committee will not have any discretion to accelerate or waive any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code if such discretion would cause the award not to so qualify. The term of each award will be for such period as may be determined by the Committee, but not to exceed ten years.

        Unless permitted by the Committee pursuant to the express terms of an award agreement, awards will generally not be transferable other than by will or the laws of descent and distribution. The Committee may allow for the transfer of awards, prior to an award holder's death, pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

        Prohibition on Award Repricing.    No award may be repriced, replaced, regranted through cancellation, or modified without approval of the Company's stockholders, except in connection with a change in the Company's capitalization, if the effect would be to reduce the exercise price for shares of Common Stock underlying the award.

        Terms and Conditions of Stock Options.    The 2003 LTIP authorizes grants of incentive stock options and non-qualified stock options to eligible persons. The exercise price of each stock option granted under the 2003 LTIP may vary, but must not be less than the fair market value of the share as of the grant date. Options may not be exercised as to less than 100 shares of Common Stock (or less than the number of full shares of Common Stock, if less than 100). The Committee will determine the methods and form of payment for the exercise price of a stock option.

        Unless otherwise provided, all options will become 100% vested when the grantee retires at or after retirement age, the grantee dies or becomes totally permanently disabled, or a change in control occurs. Prior to 100% vesting, options will be exercisable in cumulative installments and upon events as determined by the Committee.

        Term and Conditions of Restricted Shares.    The 2003 LTIP authorizes grants of restricted shares. Restricted shares are shares of Common Stock subject to a restricted period of up to ten years, as determined by the Committee. Except to the extent set forth in a particular award, a person granted restricted shares will generally have all of the rights of a stockholder of the Company, including the right to vote the restricted shares. However, during any period that restricted shares are subject to restrictions imposed by the Committee, the restricted shares may not be transferred or encumbered by an award holder. Upon termination of employment during the restricted period, restricted shares will be forfeited and reacquired by the Company. The Committee will determine the time or times at which, and the circumstances under which, any restrictions imposed on restricted shares will lapse and may shorten or waive a restricted period.

        Terms and Conditions of Performance Units.    The 2003 LTIP authorizes grants of performance units. At the time an award of performance units is made, the Committee will specify a range of long-term financial or other performance objectives, including minimum, maximum and target objectives of the Company during the incentive period applicable to such performance units, and will determine a range of dollar values for each performance unit associated with such range of long-term earnings objectives. If the minimum long-term objective specified by the Committee for any performance unit is not achieved or exceeded, then such performance unit will have no value and no amount will be payable. If the minimum long-term objective is achieved or exceeded, then the dollar value of performance units will be based upon the level of long-term objective achieved, subject to any maximum performance unit value imposed by the Committee. The Committee may revise objectives in light of unforeseen events.

        Terms and Conditions of Rights.    The 2003 LTIP authorizes awards of primary rights with or without accompanying options or additional rights with accompanying options. A primary right granted without a corresponding option is deemed to have been accompanied by an option. This is a "Deemed Option." A Deemed Option serves only to establish the terms and conditions of the primary right. A Deemed Option has no value and cannot be exercised to obtain shares of Common Stock.

        A right granted in connection with an option must be granted at the time the option is granted. Each right will be subject to the same terms and conditions as the related option or Deemed Option, and will be exercisable only to the extent the option or Deemed Option is exercisable. At the time of grant of a primary right not granted in connection with an option, the Committee will set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option will include all terms and conditions that at the time of grant are required and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted to be included in options granted under the 2003 LTIP. A primary right will entitle the holder to surrender unexercised the related option or Deemed Option (or any portion thereof) and to receive in exchange for each surrendered option, Deemed Option or portion thereof, subject to the provisions of the 2003 LTIP and regulations established by the Committee, a payment having an aggregate value equal to the excess of the fair market value per share of Common Stock on the exercise date over the per share exercise price of the option or Deemed Option. Upon exercise of a primary right, payment will be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the holder. Shares of Common Stock paid upon exercise of a primary right will be valued at the fair market value per share of Common Stock on the exercise date. Cash will be paid in lieu of any fractional share based upon the fair market value per share of Common Stock on the exercise date. Generally, no payment will be required from the holder upon exercise of a primary right.

        An additional right entitles the holder to receive, upon the exercise of a related option, a cash payment equal to a percentage of the product determined by multiplying the excess of the fair market value per share of Common Stock on the date of exercise of the related option over the option price per share at which such option is exercisable, by the number of shares with respect to which the related option is being exercised.

        Performance Awards for Covered Employees.    If the Committee determines that an award of restricted shares or performance units (either a "performance award") to be granted to an employee, who is designated by the Committee as likely to be a covered employee, should qualify as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code, the grant, exercise and/or settlement of such performance award may be contingent upon achievement of preestablished performance goals as set forth below. A "covered employee" is any employee who constitutes a covered employee with the meaning of Section 162(m) of the Internal Revenue Code and the regulations thereunder. Performance goals will consist of one or more of the business criteria described below and targeted levels of performance with respect to each of such criteria as specified by the Committee. Performance goals will be designed to be objective, "substantially uncertain" of achievement at the date of grant and will otherwise meet the requirements of Section 162(m) of the Internal Revenue Code and regulations thereunder. Performance goals may vary among award recipients or among awards to the same recipient. Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Internal Revenue Code.

        One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), will be used by the Committee in establishing performance goals for performance awards:

  •
  earnings per share;

  •
  increase in revenues;

  •
  increase in cash flow;

  •
  increase in cash flow return;

  •
  return on net assets, return on assets, return on investment, return on capital, or return on equity;

  •
  economic value added;

  •
  operating margin or contribution margin;

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  net income, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, or operating income;

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  total shareholder return;

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  debt reduction; and

  •
  any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, the Standard & Poor's Apparel and Accessories Index, or a group of comparable companies.

        All determinations by the Committee as to the establishment, amount and achievement of performance goals will be made in writing and the Committee may not delegate any responsibility relating to such awards granted to covered employees under Section 162(m) of the Internal Revenue Code. The Committee will specify the circumstances under which awards will be paid or forfeited if an award holder is terminated before settlement.

        Amendment and Termination.    The Board will have the right to amend, suspend or terminate the 2003 LTIP at any time, except that an amendment will be subject to stockholder approval if such approval is required to comply with the Internal Revenue Code, the rules of any securities exchange or market system on which securities of the Company are listed or admitted to trading at the time such amendment is adopted, or any other applicable laws. The Board may delegate to the Committee all or any portion of its authority. If the 2003 LTIP is terminated, the terms of the 2003 LTIP will, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 2003 LTIP may, without the consent of the grantee to whom an award was granted, adversely affect the rights of such grantee under such award.

        Right of Company to Terminate Awards in Event of Change in Control. Upon the occurrence of a change in control, with respect only to awards held by employees or directors of the Company (and their permitted transferees) at the occurrence of the change in control,

  •
  all outstanding rights and options will immediately become fully vested and exercisable in full, including that portion of any right or option that had not yet become exercisable;

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  the restriction period of any restricted shares will immediately be accelerated and the restrictions will expire; and

  •
  the target payout opportunity attainable under the performance units will be deemed to have been fully earned for all incentive periods upon the occurrence of the change in control and the award holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the change in control).

        A holder will not forfeit the right to exercise the award during the remainder of the original term of the award because of a change in control or because the holder's employment is terminated for any reason following a change in control.

        Section 16(b) Liability.    It is the intent of the Company that the grant of any awards to or other transaction by an award recipient who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), will be exempt from liability under Section 16(b) pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such award recipient). Accordingly, if a provision of the 2003 LTIP or any award agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act, such provision will be deemed amended to the extent necessary to conform to such Rule so that the award recipient avoids liability under Section 16(b) of the Exchange Act.

Federal Income Tax Consequences of Awards under the 2003 LTIP

        Set forth below is a summary of the federal income tax consequences to award recipients and to the Company as a result of the grant and exercise of awards under the 2003 LTIP. This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and Internal Revenue Service rulings in effect on the date hereof. This summary does not discuss any potential foreign, state, or local tax consequences.

        Non-Qualified Stock Options and Incentive Stock Options.    Option holders will not realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by the

Company or a subsidiary) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received, over the exercise price paid for the shares. An option holder will generally have a tax basis in any shares received upon exercise of a non-qualified stock option that equals the fair market value of such shares on the date of exercise. Subject to the discussion below under "Tax Code Limitations on Deductibility," the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

        Persons who receive an incentive stock option will not have taxable income upon the grant or exercise of the incentive stock option. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of Common Stock received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause the option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder's regular tax liability in a later year to the extent that the option holder's regular tax liability is in excess of the alternative minimum tax for that year. Upon the disposition of shares of Common Stock acquired upon exercise of an incentive stock option that have been held for at least two years from the date of grant and one year from the date of exercise of the incentive stock option, an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the shares. However, if an option holder disposes of shares that have not been held for the requisite holding period (a "disqualifying disposition"), the option holder will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm's length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the option holder for such shares. An option holder will also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the shares on the exercise date.

        The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder makes a disqualifying disposition of the shares of Common Stock. If an option holder makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by an option holder under the rules described in the preceding paragraph.

        Under current rulings, if an option holder transfers previously held shares of Common Stock (other than shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of a non-qualified stock option in the manner described above). Moreover, that number of shares received upon exercise which equals the number of shares of previously held shares of Common Stock surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held shares surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price. Any additional shares of Common Stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the option holder, plus the amount of compensation income recognized by the option holder under the rules described above.

        Restricted Shares and Performance Units.    Generally, a recipient of restricted shares will recognize ordinary compensation income as a result of the receipt of restricted shares in an amount equal to the fair market value of the shares of Common Stock when such shares first cease to be subject to a prohibition on transfer or to a substantial risk of forfeiture. The amount of income realized will be the value of the shares at the date the shares first become transferable or cease to be subject to substantial risk of forfeiture. However, if such a recipient makes a valid election under Section 83(b) of the Internal Revenue Code, the restricted shares will be taxable at the date of receipt of the shares and the recipient will realize ordinary income upon the grant of the restricted shares in an amount equal to the value of the Shares without regard to the restrictions on transferability and the risk of forfeiture. Performance units will generally result in ordinary compensation income to the award recipient at the time payment is received and in the amount received.

        Rights.    A holder of a right will not recognize taxable income upon the grant of a right. Upon the exercise of a right, the holder will recognize ordinary compensation income (subject to withholding by the Company) in an amount equal to the excess of the amount of cash and the fair market value of the shares of Common Stock received, over the exercise price (if any) paid for it. A right holder will generally have a tax basis in any shares received pursuant to the exercise of a right that equals the fair market value of such shares on the date of exercise. Subject to Internal Revenue Code limitations on deductibility, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a right holder.

        An award recipient will be subject to withholding for federal, and any applicable state and local, income taxes at the time the award recipient recognizes income under the rules described above. Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an award recipient under the foregoing rules.

        Tax Code Limitations on Deductibility.    In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the 2003 LTIP could also in some circumstances be limited by the golden parachute payment rules of Section 280G of the Internal Revenue Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation.

        Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the 2003 LTIP could be limited by Section 162(m) of the Internal Revenue Code, which limits to $1 million per officer the deductibility, for federal income tax purposes, of most compensation paid during a taxable year of the Company to certain executive officers of the Company. However, an exception to this limitation applies in the case of certain performance-based compensation. The 2003 LTIP is intended to satisfy the requirements of this exception.

        The closing market price of the shares of Common Stock on February 27, 2003 was $11.26 per share as reported by the Nasdaq National Market System.

Benefits Under the 2003 LTIP

        The awards, if any, that will be made to eligible persons under the 2003 LTIP are subject to the discretion of the Committee and, therefore, are not determinable at this time.

Required Vote and Recommendation

        Approval of the 2003 LTIP requires the number of votes cast in favor of the 2003 LTIP to exceed the number of votes cast in opposition to the 2003 LTIP. Abstentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the approval of the 2003 LTIP. Shares represented by proxies will be voted for the approval of the 2003 LTIP unless authority to do so is withheld.

        The Board recommends a vote "FOR" the approval of the 2003 LTIP.

PROPOSAL THREE—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The Audit Committee of the Board has selected PricewaterhouseCoopers as the independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2003. The Board has determined that it would be desirable to request that the stockholders ratify such selection. PricewaterhouseCoopers served as the Company's independent accountants for the fiscal year ended September 30, 2002, and has reported on the Company's consolidated financial statements for that year. Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

        The Audit Committee has the responsibility for selecting the Company's independent accountants, and stockholder ratification is not required. However, the selection is being submitted for ratification at the Annual Meeting with a view towards soliciting the stockholders' opinions, which the Audit Committee will take into consideration in future deliberations. If the selection of PricewaterhouseCoopers is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent accountants. The Audit Committee may terminate the engagement of PricewaterhouseCoopers as the Company's independent accountants without the approval of the Company's stockholders whenever the Audit Committee deems termination necessary or appropriate.

Required Vote and Recommendation

        Ratification of PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending September 30, 2003, requires the number of votes cast in favor of the ratification to exceed the number of votes cast in opposition to the ratification. Absentions and broker non-votes will not be counted as votes cast in favor of or in opposition to the ratification of PricewaterhouseCoopers. Shares represented by proxies will be voted for the ratification of PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending September 30, 2003, unless authority to do so is withheld.

        The Board recommends a vote "FOR" the ratification of the selection of PricewaterhouseCoopers as the Company's independent accountants for the fiscal year ending September 30, 2003.

DIRECTORS

        Set forth below is certain information concerning the directors of the Company. Biographical information on Ms. Evans and Mr. Godwin is set forth previously in this Proxy Statement. See "Proposal One—Election of Directors." Effective February 17, 2003, the Board increased the size of the Board from six to eight directors. The Board filled the vacancies by appointing James Neal Thomas to serve as a Class II director and Thomas G. Kahn to serve as a Class III director.

Name of Director	Age	Title	Director's Term Ending
J.M. Haggar, III	51	Chairman of the Board, Chief Executive Officer and Class II Director	2004
Frank D. Bracken	62	President, Chief Operating Officer and Class III Director	2005
Rae F. Evans	54	Class I Director	2003
Donald E. Godwin	55	Class I Director	2003
Richard W. Heath	61	Class II Director	2004
Thomas G. Kahn	60	Class III Director	2005
James Neal Thomas	57	Class II Director	2004
John C. Tolleson	54	Class III Director	2005

        J.M. Haggar, III has served as Chairman of the Board since 1994 and Chief Executive Officer of the Company since 1990. He has been a director of the Company since 1983. He also served as President of the Company from 1990 to 1994 and as President of the Menswear Division from 1985 to 1990. Mr. Haggar joined the Company on a part-time basis in 1969 and on a full-time basis in 1973. During the course of his career with the Company, Mr. Haggar has participated in virtually every aspect of the business, including three years in the Manufacturing Division, two years as the Dallas Service Center Manager, one year in the Sales Division and six years in the Marketing and Merchandising Division.

        Frank D. Bracken has served as a director of the Company since 1991. He was elected President and Chief Operating Officer of the Company in 1994. Mr. Bracken previously served as Executive Vice President of Marketing of the Company from 1991 to 1994. He joined the Company as a management trainee in 1963 and has served as a Regional Sales Manager, Western Sales Manager, National Sales Manager, Senior Vice President of Sales and Merchandising and Senior Vice President of Marketing.

        Richard W. Heath has served as a director of the Company since 1991. He has served as President and Chief Executive Officer of BeautiControl Cosmetics, Inc., a direct seller of cosmetic, nutritional, and skin care products, since its inception in 1981. In 2000, Mr. Heath was also named Senior Vice President of Beauty and Nutritional Products for Tupperware Corporation in connection with Tupperware's acquisition of BeautiControl. In September 2002, Mr. Heath also became Group President Tupperware Latin America and BeautiControl. He has over 30 years of experience in the direct sales industry. Mr. Heath currently serves as a lifetime member of the Board of Directors of The Episcopal School of Dallas and as a member of The Dallas Methodist Hospitals Foundation Board of Trustees. Mr. Heath has formerly served as a member of the Executive Board of the Edwin L. Cox School of Business at Southern Methodist University, a member of the Dallas County Advisory Board of the Salvation Army, Vice Chairman of the Board of Directors of The Episcopal School of Dallas, Commissioner of the Texas Parks and Wildlife Commission, a member of the Harvard University Divinity School Dean's Council and a member of the National Advisory Council for the Center for the Study of Values in Public Life.

        Thomas G. Kahn has served as President of Kahn Brothers & Co., Inc. since 1995. Kahn Brothers conducts a registered brokerage business and registered investment advisory business with assets under management of approximately $575 million. Kahn Brothers has been a New York Stock Exchange Member Firm since 1978. Mr. Kahn is a member of the New York Society of Security Analysts and a Chartered Financial Analyst. He serves as a director of Warwick Community Bancorp, a bank holding company, and the Jewish Braille Institute of America, and as director and treasurer of both the New York City Job and Career Center and the Jewish Guild for the Blind.

        James Neal Thomas served as a Senior Audit Partner with Ernst & Young, an independent, public accounting firm, prior to his retirement in 2000 after 32 years with Ernst & Young. As a Senior Audit Partner, Mr. Thomas worked extensively with audit committees of the boards of directors of public companies on matters of corporate governance and audit committee responsibilities and duties. Representative clients of Mr. Thomas included Wal-Mart Stores, Inc., Comp USA, The Williams Companies, Inc., Pioneer Natural Resources Company, Williams Telecommunications Corp. and Tyson Foods, Inc.

        John C. Tolleson has served as a director of the Company since 1998. Since 1997, he has been the Chairman of The Tolleson Group and Managing Director of Arena Capital Partners, both private investment firms. Mr. Tolleson founded First USA, Inc. in 1985 and served as its Chairman and Chief Executive Officer until its merger with Banc One Corporation in 1997. Mr. Tolleson is also a member of the Board of Trustees of Southern Methodist University and Southwestern Medical Foundation. In addition, he is a member of the Edwin L. Cox School of Business Executive Board and the Dallas County Advisory Board of the Salvation Army and is a member of the boards of directors of The Willis M. Tate Distinguished Lecture Series and SMU's John Godwin Tower Center for Political Studies.

Corporate Governance; Board Committees; and Meetings

        Beginning in the Spring of 2002, the Company began an initiative to evaluate its current corporate governance policies and practices and to institute changes in its corporate governance practices to comply with current and proposed corporate governance requirements under the Sarbanes-Oxley Act of 2002 and rules proposed by the Nasdaq Stock Market. In connection with this initiative, the Board has, among other things:

  •
  reconstituted its Nominating Committee to include only independent directors and to serve as the Nominating & Governance Committee;

  •
  adopted the following policies and charters:
  •
  Corporate Governance Guidelines pertaining to, among others, director qualification standards, director responsibilities, Board committees, director access to management and independent advisors, director compensation, director orientation and continuing education, CEO evaluation and management succession and annual performance evaluation of the Board;

  •
  Corporate Code of Business Conduct and Ethics;

  •
  Financial Code of Ethics for the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Senior Financial Officer;

  •
  Nominating & Governance Committee Charter;

  •
  Amended and Restated Audit Committee Charter; and

  •
  Compensation Committee Charter; and

  •
  evaluated and updated the following existing policies:
  •
  Insider Trading Policies;

  •
  Policy Regarding Special Trading Procedures;

  •
  Policy on Compliance with Short-Swing Trading and Reporting Laws; and

  •
  Document Retention Policy.

        Standing committees of the Board include the Executive Committee, Audit Committee, Compensation Committee and Nominating & Governance Committee.

        The Executive Committee is composed of Messrs. Heath (chairman), Haggar and Tolleson. Pursuant to the Company's bylaws, between meetings of the Board the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Company, except to the extent limited by Nevada law. The Executive Committee did not meet during fiscal 2002.

        The Audit Committee is composed of Messrs. Tolleson (chairman), Heath, Kahn and Thomas and Ms. Evans. The Board appointed Messrs. Kahn and Thomas to the Audit Committee effective as of February 17, 2003. The purposes of the Audit Committee are:

  •
  to oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

  •
  to oversee the independent accountants' qualifications and independence;

  •
  to oversee the performance of the Company's independent accountants;

  •
  to oversee the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

  •
  to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

  •
  to provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board, always emphasizing that the independent accountants are accountable to the Audit Committee; and

  •
  to perform such other duties as are directed by the Board.

The role and other responsibilities of the Audit Committee historically have been set forth in the charter of the Audit Committee. The Audit Committee reviews and reassesses the adequacy of its charter annually and recommends any proposed changes to the Board for approval. In January 2003, the Board approved the amendment and restatement of the Audit Committee Charter to read as set forth in Appendix A attached to this Proxy Statement. The Board has determined that each of Messrs. Tolleson, Heath, Kahn and Thomas and Ms. Evans meet the current and proposed independence and experience requirements of the Nasdaq Stock Market and applicable rules and regulations of the Securities and Exchange Commission (the "SEC"). While an "audit committee financial expert" is not currently required to be on the Audit Committee, the Board has determined that Mr. Thomas satisfies the requirements for an "audit committee financial expert" and has designated Mr. Thomas as the Company's audit committee financial expert. The Audit Committee held six meetings during fiscal 2002.

        The Compensation Committee is composed of Mr. Heath (chairman) and Ms. Evans. The Board has determined that each of Mr. Heath and Ms. Evans meet the current and proposed independence requirements of the Nasdaq Stock Market and applicable rules and regulations of the SEC. The purposes of the Compensation Committee are:

  •
  to review, evaluate, and approve the agreements, plans, policies and programs of the Company to compensate the officers and directors of the Company;

  •
  to otherwise discharge the Board's responsibilities relating to compensation of the Company's officers and directors; and

  •
  to perform such other functions as the Board may assign to the Compensation Committee from time to time.

The Compensation Committee also administers the Haggar Corp. Supplemental Executive Retirement Plan (the "SERP") and the Company's now terminated 1992 Long Term Incentive Plan (the "1992 LTIP"). The Compensation Committee held two meetings during fiscal 2002.

        The Nominating & Governance Committee (formerly the Nominating Committee) is composed of Messrs. Tolleson and Heath. The Board has determined that Messrs. Tolleson and Heath meet the current and proposed independence requirements of the Nasdaq Stock Market and applicable rules and regulations of the SEC. As part of the Company's corporate governance initiative, Mr. Haggar, who did not satisfy the independence requirements, resigned from this committee in December 2002. The purposes of the Nominating & Governance Committee are:

  •
  to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board the director nominees for election at the annual meetings of stockholders or for appointment to fill vacancies;

  •
  to recommend to the Board director nominees for each committee of the Board;

  •
  to advise the Board about the appropriate composition of the Board and its committees;

  •
  to advise the Board about and recommend to the Board appropriate corporate governance practices and to assist the Board in implementing those practices;

  •
  to lead the Board in its annual review of the performance of the Board and its committees;

  •
  to assist the Board by developing a CEO succession plan; and

  •
  to perform such other functions as the Board may assign to the Nominating & Governance Committee from time to time.

The Nominating & Governance Committee (then, the Nominating Committee) held four meetings during fiscal 2002.

        The Board held five meetings during fiscal 2002. Each director serving during fiscal 2002 attended at least 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings held by all committees of the Board on which such director served, except that Mr. Godwin, who joined the Board in May 2002, attended two of the three meetings of the Board during fiscal 2002 after his appointment. Various matters were also approved during fiscal 2002 by unanimous written consent of the Board.

Director Compensation

        Non-employee directors receive $18,000 annually, plus $1,000 for each Board meeting or committee meeting attended. Prior to October 21, 2002, non-employee directors were entitled under the Company's 1992 LTIP to receive a grant of stock options exercisable for 9,000 shares of Common Stock on their initial election to the Board and an additional grant of stock options exercisable for 6,000 shares of Common Stock upon each re-election to the Board. On October 21, 2002, the Company's 1992 LTIP terminated, and no further options can be issued under the plan. The Board has authorized the Company to issue to Messrs. Kahn and Thomas and, upon re-election, the Board's nominees the stock option portion of their compensation at such time as the 2003 LTIP or any other new equity-based compensation plan permitting such issuance becomes effective or, if subsequently authorized by the Board, to issue another form of compensation established in lieu thereof. If the 2003 LTIP is approved by the stockholders, newly elected or appointed non-employee directors and non-employee directors upon re-election to the Board will be entitled to receive a grant of stock options exercisable for the number of shares, and upon the terms, determined by the Compensation Committee in its discretion. Directors who are also employees of the Company receive no additional compensation for their service on the Board and its committees.

Term of Office

        The Company's articles of incorporation provide that the Board must be divided into three classes, designated Class I, Class II and Class III. Directors serve for staggered terms of three years each. Mr. Godwin and Ms. Evans currently serve as Class I directors, whose terms expire at the Annual Meeting. Messrs. Haggar, Heath and Thomas currently serve as Class II directors, whose terms expire at the annual meeting of stockholders in 2004, and Messrs. Bracken, Kahn, Tolleson currently serve as Class III directors, whose terms expire at the annual meeting of stockholders in 2005.

EXECUTIVE OFFICERS

        Set forth below is certain information concerning the executive officers of the Company:

Name	Age	Title
J. M. Haggar, III	51	Chairman of the Board, Chief Executive Officer and Class II Director
Frank D. Bracken	62	President, Chief Operating Officer and Class III Director
David M. Tehle	46	Executive Vice President and Chief Financial Officer
Alan C. Burks	48	Executive Vice President and Chief Marketing Officer
David G. Roy	48	Executive Vice President of Operations

        The executive officers named above were elected by the Board to serve in such capacities until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal from office. Biographical information on Messrs. Haggar and Bracken is set forth previously in this Proxy Statement. See "Directors."

        David M. Tehle has served the Company as Executive Vice President since 2000 and Chief Financial Officer since joining the Company in 1997. Prior to joining the Company, Mr. Tehle served as Vice President of Finance for a division of The Stanley Works, an international tool manufacturer, from 1996 to 1997, where he was responsible for worldwide finance, strategic planning, accounting, credit and tax functions. From 1993 to 1996, he served as Vice President of Finance and Chief Financial Officer of Hat Brands, Inc., the world's largest independent hat manufacturer. Before his tenure at Hat Brands, Mr. Tehle served as Vice President of Finance for Ryder Aviall, an aviation supply company, and previously held various financial positions with Texas Instruments.

        Alan C. Burks has served the Company as Executive Vice President and Chief Marketing Officer since 2000. He had previously served as Senior Vice President of Marketing since joining the Company in 1993. Prior to joining the Company, Mr. Burks had a distinguished career in the advertising industry where he worked for agencies such as Ogilvy and DDB Needham beginning in 1976. His account management experience included Frito-Lay, the Ben Hogan Company, Dial Corp. and the Company.

        David G. Roy has served the Company since 1996 in various positions, including Vice President of Technical Services and Senior Vice President of Operations. In 2000, Mr. Roy was promoted to Executive Vice President of Operations for the Company. Prior to joining the Company, Mr. Roy spent twenty years at VF Corporation, an international apparel manufacturer. He held leadership positions throughout VF's Manufacturing, Distribution and Engineering Departments for Wrangler, Jantzen and Red Kap, where he served as Vice President until 1996.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information for the fiscal years ended September 30, 2002, 2001 and 2000 concerning compensation of the Company's chief executive officer and each of the other four most highly compensated executive officers of the Company whose total annual salary and bonus exceeded $100,000 for services rendered to the Company during fiscal 2002.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Securities Underlying Options (#)(3)	All Other Compensation ($)(4)
J.M. Haggar, III Chairman and Chief Executive Officer	2002 2001 2000	640,000 640,000 575,000	503,166 330,544 495,000	69,440 69,161 68,548	— — 35,000	5,773 5,519 5,340
Frank D. Bracken President and Chief Operating Officer	2002 2001 2000	540,000 540,000 500,000	439,272 288,570 427,000	63,681 59,501 58,888	— — 30,000	5,773 5,750 5,340
David M. Tehle Executive Vice President and Chief Financial Officer	2002 2001 2000	270,000 270,000 220,000	175,709 165,064 182,000	35,541 22,541 22,768	— — 15,000	5,773 5,750 5,340
Alan C. Burks Executive Vice President and Chief Marketing Officer	2002 2001 2000	330,000 330,000 280,000	175,709 175,713 182,000	— — 16,800	— — 12,000	5,773 5,750 5,340
David G. Roy Executive Vice President of Operations	2002 2001 2000	220,000 220,000 170,000	111,815 138,971 108,000	28,924 15,401 14,788	— — 15,000	4,119 4,546 4,968

(1)
Reflects the annual bonus earned during the fiscal year, as described in the Compensation Committee Report on Executive Compensation contained herein. In each case, the bonus was approved and paid during the following fiscal year.

(2)
Represents tax reimbursements for the fiscal year pursuant to the Haggar Clothing Co. Bonus Savings Plan (the "Deferred Annuity Plan").

(3)
Represents awards for options to purchase Common Stock pursuant to the Company's 1992 LTIP.

(4)
Consists of the following:

(a)
profit sharing contributions by the Company under the Haggar Clothing Co. Profit Sharing and Savings Plan (the "401(k) Plan") for each of Messrs. Haggar, Bracken, Tehle, Burks and Roy of $673, $650 and $540 for fiscal 2002, 2001 and 2000, respectively; and

(b)
matching contributions by the Company under its 401(k) Plan of (i) $5,100, $4,869 and $4,800 in fiscal 2002, 2001 and 2000, respectively, for Mr. Haggar, (ii) $5,100, $5,100 and $4,800 in fiscal 2002, 2001 and 2000, respectively, for each of Messrs. Bracken, Tehle and Burks, and (iii) $3,446, $3,896 and $4,428 in fiscal 2002, 2001 and 2000, respectively, for Mr. Roy.

Option Grants in Last Fiscal Year

        No stock option grants were made to the executive officers during fiscal 2002.

Aggregated Fiscal Year-End Option Values

        Shown below is certain information with respect to the number and value of unexercised options held as of September 30, 2002. No options were exercised by any of these executive officers during fiscal 2002.

	Number of Securities Underlying Unexercised Options at September 30, 2002 (#)		Value of Unexercised In-the-Money Options at September 30, 2002 ($)
	Exercisable	Unexercisable	Exercisable	Unexercisable
J. M. Haggar, III	278,791	11,667	—	—
Frank D. Bracken	267,277	10,000	—	—
David M. Tehle	35,000	5,000	—	—
Alan C. Burks	64,272	4,000	—	—
David G. Roy	32,000	5,000	—	—

Executive Employment Agreements

        During fiscal 2001, the Company entered into an Executive Employment Agreement with each of the executive officers. Each Executive Employment Agreement became effective as of August 30, 2001. The Executive Employment Agreements with Messrs. Haggar and Bracken provide for a three year term which is automatically extended for an additional year on each anniversary of the agreements such that the remaining term of each agreement as of August 30th of each year is three years, unless thirty days prior written notice is given by either party in advance of any one-year anniversary. The Executive Employment Agreements with Messrs. Burks, Roy, and Tehle provide for a two year term which is automatically extended for an additional year on each anniversary of the agreements such that the remaining term of each agreement as of August 30th of each year is two years, unless thirty days prior written notice is given by either party in advance of any one-year anniversary.

        Each Executive Employment Agreement provides that the initial base salary for the executive is subject to increase during the term of the employment agreement in the sole discretion of the Company in light of the executive's performance, inflation, cost of living and other factors deemed relevant by the Company. Each agreement also provides for bonus, car allowance and other benefits available generally to other executives, as well as for the reimbursement of certain expenses. Each agreement includes covenants of the executive to maintain the confidentiality of Company information at all times, not to solicit the employees or customers of the Company for two years following termination of employment and not to compete with the Company during the term of employment and for a specified period thereafter. In each case, the post-employment period during which the executive may not compete with the Company is either (a) the unexpired term of his employment contract, if the executive has been terminated by the Company other than for cause, or (b) one year, if a change of control termination has occurred or his employment has terminated for any other reason.

        Under each Executive Employment Agreement, if the executive is terminated by the Company other than for cause he will be entitled to continue to receive his base salary for the unexpired term of his employment contract, subject to reduction for any other severance payments received from the Company and any compensation received from a third party. However, the executive's right to receive such salary continuation ceases in the event that he violates any of his covenants of confidentiality, non-solicitation or non-competition. In the event the executive is terminated by the Company other than for cause or voluntarily resigns for good reason within 24 months following a change of control, then the executive will be entitled to receive, in lieu of the salary continuation otherwise provided, (i) a lump sum severance payment equal to 2.99 times the executive's "base amount" (as defined in Section 280G of the Internal Revenue Code), (ii) full vesting of all stock options, restricted stock grants, profit sharing awards and other benefits or incentive awards that are otherwise subject to vesting schedules, (iii) continued benefits for himself and his family for one year after such termination at least equal to those provided under the Company's health and welfare benefit plans prior to the change of control, plus (iv) an amount equal to the excise tax, interest or penalties imposed on such severance payments or benefits under Section 4999 of the Internal Revenue Code, if any.

1992 Long Term Incentive Plan

        In order to attract and retain key executive and managerial employees, as well as qualified individuals to serve as members of the Company's Board, and to encourage equity ownership by management and further align management's interest with that of the Company's other stockholders, in 1992 the Board adopted the 1992 LTIP. On October 21, 2002, the 1992 LTIP terminated according to its terms and no further options can be issued under such plan. The Compensation Committee continues to oversee, administer and interpret all outstanding options previously granted under the 1992 LTIP.

        Stock options granted by the Compensation Committee under the 1992 LTIP have option exercise prices not less than the fair market value of the Company's Common Stock on the date of the grant. Because the exercise price of these options is at least equal to the fair market value of the Company's Common Stock on the date of grant, the options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of stockholder value over the long-term and to encourage equity ownership in the Company. In addition, the 1992 LTIP provided that while the Compensation Committee determined the vesting schedule of all options granted under the 1992 LTIP, no option was exercisable more than ten years from the date of grant. As of the Record Date, 1,263,445 shares of the Company's Common Stock were issuable pursuant to outstanding awards under the 1992 LTIP.

Employee Stock Purchase Plan

        The Company maintains an Employee Stock Purchase Plan through which eligible employees may make payroll deductions that are used to purchase Common Stock. The stock is purchased on the open market, and individual accounts are maintained for each participant. The Company pays the fees associated with stock purchases made through payroll deductions, but participants pay the fees for stock sales. Dividends paid on the stock are reinvested in Common Stock. Participants do not acquire Common Stock at a price that is less than its fair market value.

Supplemental Executive Retirement Plan

        The Company established the SERP in order to provide supplemental retirement benefits and pre-retirement death benefits to select executive officers. At normal retirement age, as defined under individual participation agreements between eligible executives and the Company, each participant is entitled to a life annuity benefit (if married, a joint and 50% survivor annuity) equal to 65% of the participant's average total compensation (base salary plus bonus) during the three fiscal years prior to termination, reduced by one-third of the annuitized value of the participant's accumulated account balance under the Deferred Annuity Plan. The benefits payable under the SERP are subject to a vesting schedule. A participant becomes 50% vested in his benefit five years prior to attaining normal retirement age, and continues to vest in annual increments of 10% to become 100% vested at normal retirement age. Upon a change of control, as defined in the SERP, a participant becomes 100% vested in his SERP benefit. If a participant dies before retirement, his surviving spouse or other beneficiary is entitled to receive a death benefit equal to $400,000 per year payable annually for 10 years. A participant whose employment was terminated, or his beneficiary, may elect, subject to approval by the Compensation Committee or as a matter of right at any time following one year after a change of control, to receive the actuarial present value of the benefit under the SERP in a single lump-sum payment, reduced by 10%.

        The SERP is an unfunded compensation arrangement that is not subject to the annual reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company has established a trust to pay benefits under the SERP to which the Company is contributing cash to purchase variable life insurance policies insuring each participant. The Company contributed $261,000 and $617,000, respectively, to the trust for the payment of 2002 premiums on variable life policies insuring Messrs. Haggar and Bracken, respectively. There are presently no other participants in the SERP.

        The normal retirement age for Mr. Haggar under his participation agreement is 60, and the normal retirement age for Mr. Bracken under his participation agreement is 65. The Company estimates that Mr. Haggar will be entitled to an annual SERP benefit equal to approximately $730,000 at age 60, and Mr. Bracken will be entitled to an annual SERP benefit equal to approximately $600,000 at age 65. These estimates assume that 65% of the amount of the average base salary plus bonus for each of Messrs. Haggar and Bracken during the three years prior to his retirement is approximately $830,000 and $650,000, respectively, and that 1/3 of the annuitized value of the participant's accumulated account balance under the Deferred Annuity Plan for each of Messrs. Haggar and Bracken at that time is approximately $100,000 and $50,000, respectively.

Split-Dollar Insurance Plan

        The Company established the Haggar Corp. Split-Dollar Insurance Plan (the "Split-Dollar Plan") to recognize the valued service of certain highly compensated employees and officers of the Company. Under the Split-Dollar Plan, the Company pays the premiums due on employee life insurance policies as an additional employment benefit for such employees. However, such employees reimburse the Company for the cost of the term portion of the premiums for this insurance. Eligible employees who wish to participate in the Split-Dollar Plan must enter into a split-dollar insurance agreement with the Company. Pursuant to the split-dollar insurance agreements, the Company will be repaid for the premiums it has paid, either out of the death benefit or the cash surrender value of the policy. In order to secure the repayment to the Company of the premiums paid, the owner of the insurance policy must assign the insurance policy to the Company as collateral. In addition, the owner of the insurance policy is prohibited from taking any actions which may jeopardize the Company's right to be repaid the amounts it has paid toward premiums on the policy. Except following a change of control, the Company has the sole right to surrender the insurance policy and enforce its right to be repaid the amount of the premiums paid on the policy from the cash surrender value of the policy under the collateral assignment of the policy.

        In fiscal 1999 and fiscal 2000, the Company entered into split-dollar life insurance agreements with separate trusts established by each of Messrs. Bracken and Haggar. Pursuant to these agreements, the Company is entitled to the cumulative premiums it has paid on the policies less the Company's interest in policy loans and related accrued interest on any policy loans. No policy loans have been made to the Company under these policies. The beneficiaries of the trusts established by Messrs. Haggar and Bracken are entitled to $5,620,500 and $1,075,500, respectively, reduced by the amount of the premiums paid by the Company. The policies provide for annual premiums for Mr. Bracken and Mr. Haggar of $75,500 (payable for five years) and $62,500 (payable for 17 years), respectively. However, in light of changes in applicable law, the Company is no longer paying the premiums related to these policies and is currently evaluating options with respect to the Split-Dollar Plan. As of the end of fiscal 2002, the cumulative premiums paid by the Company on each policy exceeded the total cash surrender value of each policy.

Deferred Annuity Plan

        The Deferred Annuity Plan permits all full-time employees, including officers, who are "highly compensated employees" under Internal Revenue Code section 414(q) ($90,000 for 2002), to make voluntary contributions of current compensation which cannot be contributed to the Company's 401(k) plan to an individually owned annuity. The maximum amount that any participant in the Deferred Annuity Plan may contribute is established annually by the Board. The Board may elect to pay an additional cash bonus to participants in the Deferred Annuity Plan for the purpose of compensating such participants for federal income taxes owed on the amounts contributed under the plan as well as on any bonus. The Board awarded such bonuses to the executive officers in fiscal 2002 as set forth in the Summary Compensation Table above.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information about Common Stock that may be issued upon the exercise of options under the 1992 LTIP, which was the only existing equity compensation plan of the Company as of September 30, 2002.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))		(d) Total of Securities Reflected in Columns (a) and (c)
Equity Compensation Plans Approved by Stockholders	1,176,141	(2)	$12.61	0		1,176,141
Equity Compensation Plans Not Approved by Stockholders(3)	244,634	(4)	$12.61	205,366	(5)	450,000

Total	1,420,775		$12.61	205,366	(5)	1,626,141

(1)
These amounts represent the weighted average exercise price for the total number of outstanding options.

(2)
Issued under the 1992 LTIP.

(3)
Securities included in this category are attributable solely to certain increases in the number of shares of Common Stock authorized and reserved for issuance under the LTIP that were not approved by the Company's stockholders.

(4)
157,330 of these shares are subject to options that expired on or before January 8, 2003.

(5)
The 1992 LTIP expired on October 21, 2002. As a result, no securities currently remain available for issuance thereunder.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors (the "Board") was composed of Rae F. Evans, Richard W. Heath and John C. Tolleson during fiscal 2002. The Board appointed Thomas G. Kahn and James Neal Thomas to the Audit Committee effective February 17, 2003. The Board, in its business judgment, has determined that all members of the Audit Committee meet the current and proposed independence and experience requirements of the Nasdaq Stock Market, Inc. and applicable rules and regulations of the Securities and Exchange Commission and that Mr. Thomas satisfies the requirements for an "audit committee financial expert." The Audit Committee operates pursuant to an Audit Committee Charter that was initially adopted by the Board on July 23, 2000, and amended and restated in January 2003. A copy of the Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Appendix B.

        As set forth in the Amended and Restated Audit Committee Charter, management of the Company is responsible for preparation in accordance with generally accepted accounting principles, and the completeness and accuracy of, the Company's financial statements. The independent accountants are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q. The Audit Committee assists the Board in its oversight function and has the responsibilities and powers as set forth in the Amended and Restated Audit Committee Charter.

        On April 1, 2002, the Audit Committee appointed PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending September 30, 2002, dismissing Arthur Andersen LLP, the independent accountants previously engaged to audit the Company's financial statements. The decision to change independent accountants was made by the Audit Committee.

        The reports of Arthur Andersen on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In addition, in connection with the Company's audits for the fiscal years ended September 30, 2000, and September 30, 2001, and through April 1, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen would have caused them to make reference thereto in connection with their report on the financial statements for such years. Furthermore, during fiscal 2000 and fiscal 2001 and through April 1, 2002, there were no reportable events, as defined in Regulation S-K Item 304(a)(1)(v).

        During fiscal 2000 and fiscal 2001 and through April 1, 2002, the Company did not consult with PricewaterhouseCoopers regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that PricewaterhouseCoopers concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement with Arthur Andersen, as that term is defined in Regulation S-K Item 304(a)(1)(iv) and the related instructions thereto, or a reportable event, as defined in Regulation S-K Item 304(a)(1)(v).

        In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited financial statements for the fiscal year ended September 30, 2002. The Audit Committee has also discussed with the Company's independent accountants matters required to be discussed by Statement on Auditing Standards Nos. 61, 89 and 90. In addition, the Audit Committee has received the written disclosures and the letter from the Company's independent accountants required by Independence Standards Board Standard No. 1,

Independence Discussions with Audit Committees, as currently in effect. The Audit Committee has also considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining the accountants' independence and discussed with them their independence from the Company and its management.

        Based upon the reviews, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, for filing with the Securities and Exchange Commission.

        This report has been submitted by the Audit Committee for fiscal 2002, which consisted of the following members:

    John C. Tolleson, Chairman
    Rae F. Evans
    Richard W. Heath

FEES PAID TO INDEPENDENT ACCOUNTANTS

        Audit Fees.    The aggregate fees billed to the Company for professional services rendered by PricewaterhouseCoopers for the audit of the Company's annual financial statements for the fiscal year ended September 30, 2002, and for the reviews of the financial statements included in the Company's Forms 10-Q for the quarters ended March 31, 2002, and June 30, 2002, were $219,000, $124,000 of which was billed through September 30, 2002.

        The aggregate fees billed to the Company for professional services rendered by Arthur Anderson for the review of the financial statements included in the Company's Form 10-Q for the quarter ended December 31, 2001, were $19,500.

        Financial Information Systems Design and Implementation.    There were no fees billed to the Company by PricewaterhouseCoopers for financial information systems design or implementation during the fiscal year ended September 30, 2002.

        All Other Fees.    The aggregate fees billed to the Company for services rendered by PricewaterhouseCoopers, other than the services described above under "Audit Fees" and "Financial Information Systems Design and Implementation," for the fiscal year ended September 30, 2002, were $24,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Role of the Compensation Committee

        The members of the Compensation Committee of the Board of Directors (the "Board") are Rae F. Evans and Richard W. Heath, each of whom meet the current and proposed independence requirements of the Nasdaq Stock Market, Inc. and applicable rules and regulations of the Securities and Exchange Commission. The Compensation Committee reviews, evaluates and recommends to the Board the executive compensation policies of the Company and the compensation of the Company's Chief Executive Officer and other executive officers. In connection with these responsibilities, the Compensation Committee has exclusive authority to administer the Company's 1992 Long Term Incentive Plan (the "1992 LTIP"), which terminated on October 21, 2002. Prior to the adoption of the Compensation Committee Charter, all other actions of the Compensation Committee during fiscal 2002 were subject to the approval of the Board. The Compensation Committee held two meetings during the Company's fiscal year ended September 30, 2002. At those meetings the Compensation Committee reviewed the Company's compensation practices.

Executive Compensation Objectives

        The primary objectives of the Compensation Committee are to ensure that the compensation provided to the Company's executive officers reinforces the Company's annual and long-term performance objectives, to reward and encourage quality performance, and to assist the Company in attracting, retaining and motivating executives with exceptional leadership abilities.

        Consistent with this philosophy, the Compensation Committee believes that it has established a competitive and appropriate total compensation package for the executive officers and other senior management of the Company consisting primarily of base salary, annual bonus and discretionary payments under the Haggar Clothing Co. Bonus Savings Plan (the "Deferred Annuity Plan") and, prior to the termination of the 1992 LTIP, stock options. In addition, selected executive officers may also participate in the Company's Supplemental Executive Retirement Plan (the "SERP") and the Company's Split-Dollar Insurance Plan (the "Split-Dollar Plan"). Currently only J. M. Haggar, III, the Company's Chief Executive Officer, and Frank Bracken, the Company's President, participate in the SERP and the Split-Dollar Plan. The Chief Executive Officer and the President were selected to participate in the SERP and the Split-Dollar Plan based on their historical contributions and continued leadership of the Company. In addition, the Company makes certain matching contributions and profit sharing contributions to its 401(k) Plan on behalf of participants, which include the executive officers.

Description of the Elements of Executive Compensation

        The Compensation Committee does not exclusively use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the Compensation Committee considers all elements of an executive officer's total compensation package as well as other objective and subjective criteria the Compensation Committee deems appropriate with respect to each executive officer, including the recommendations of the Company's Chief Executive Officer.

        Base Salary.    The Compensation Committee recommends to the Board base salaries each year at a level intended to be within the competitive market range of comparable companies. The Compensation Committee takes into consideration the salary recommendations of the Chief Executive Officer and conducts its own review of various factors, including those considered by the Chief Executive Officer in his recommendations, before determining the recommended base salaries for the Company's executive officers and Chief Executive Officer. These factors include a comparison of the salaries earned by the executive officers and the Chief Executive Officer to the salaries of comparable individuals at several companies that the Company considers to be its primary competitors in the apparel industry. In addition to the competitive market range, several other factors are considered in determining the recommended base salary amounts, including the responsibilities assumed by the executive, length of service, individual performance and internal equity considerations. After careful evaluation, the Compensation Committee decided not to raise executive salaries during fiscal 2002 due to the uncertain economic climate in the aftermath of the terrorist attacks on September 11, 2001, and a desire to limit administrative expenses.

        Annual Cash Bonus.    Executive officers and certain other employees of the Company are eligible to receive discretionary annual cash bonuses following each fiscal year in which the Company meets or exceeds annual goals recommended by the Compensation Committee and approved by the Board or in which the Company's performance and other subjective factors relating to individual performance otherwise merit bonus awards. The Compensation Committee recommends performance goals by examining the past performance of the Company and identifying the Company's future objectives. The Chief Executive Officer makes recommendations to the Compensation Committee regarding employee bonus amounts based upon the Company's performance and his perception of the individual's performance, level of responsibility and contribution to the Company. The amount of each individual bonus awarded under the bonus plan is further based on the total amount of funds available for distribution and each participant's incentive base amount (provided that no participant's bonus may exceed twice his incentive base amount). Eligibility to receive a bonus, an employee's incentive base amount, and the amount of the bonus pool are recommended by the Compensation Committee and approved by the Board.

        The bonus performance goals set by the Board for fiscal 2002 related to the operational and financial performance of the Company. The Compensation Committee recommended that the Company's executive officers receive a portion of their respective potential bonuses for fiscal 2002 after evaluating the performance of the Company in light of these performance goals, including the 8.4% increase in the Company's net sales in fiscal 2002 as compared to fiscal 2001, as well as the recommendations of the Chief Executive Officer and the individual performance of each executive officer. The amounts of these bonuses are set forth under "Executive Compensation—Summary Compensation Table."

        Discretionary Payments.    The Company has established the Deferred Annuity Plan pursuant to which each of the executive officers has elected to make contributions to deferred annuity investment products on an after-tax basis through payroll deductions or direct payment. Each year, the Board determines, based on the Company's performance during the year, whether to pay an additional cash bonus to any of the participants in the Deferred Annuity Plan for the purpose of compensating for federal income taxes owed on the annuity plan investment contribution and the bonus. Bonuses paid to executive officers under the Deferred Annuity Plan are considered by the Compensation Committee in connection with its evaluation of the total compensation of the Company's executive officers.

        Stock Option Grants.    The Compensation Committee endorses the view that equity ownership by management is beneficial in aligning managements' and stockholders' interests in the enhancement of stockholder value. The Compensation Committee believes that this strategy motivates executives to remain focused on the overall long-term performance of the Company. On October 21, 2002, however, the 1992 LTIP terminated according to its terms, and no further options can be issued under this plan. The Company formerly granted stock options pursuant to the 1992 LTIP. However, no equity-based compensation was awarded to management during the fiscal year ended September 30, 2002, as insufficient shares were available under the 1992 LTIP.

        Supplemental Executive Retirement Plan and Split-Dollar Insurance Plan.    The SERP and Split-Dollar Plan established by the Company are intended to reward executive officers who have exhibited outstanding performance over an extended tenure with the Company. As such, the SERP and the Split-Dollar Plan provide an incentive for both consistently high performance and longevity with the Company. The benefits of the SERP and the Split-Dollar Plan are taken into consideration in connection with the Compensation Committee's evaluation of the overall package of compensation and benefits provided to executive officers. Presently, the Chief Executive Officer and the President are the only participants in the SERP and the Split-Dollar Plan.

Chief Executive Officer Compensation

        Mr. Haggar, the Chief Executive Officer, participates in the same executive compensation program provided to the other executive officers and senior management of the Company in addition to the SERP and the Split-Dollar Plan. The Compensation Committee's approach to setting compensation for the Chief Executive Officer is to be competitive with comparable apparel companies and to have a major portion of the Chief Executive Officer's compensation dependent upon the Company's operational and financial performance and Mr. Haggar's individual performance, which are evaluated in connection with the award of annual cash bonuses discussed above.

        Mr. Haggar's employment agreement provides that his initial base salary is subject to increase during the term of his employment agreement in the sole discretion of the Company in light of his performance, inflation, cost of living and other factors deemed relevant by the Company. As previously stated, the Compensation Committee did not raise executive salaries during fiscal 2002 due to the uncertain economic climate and a desire to limit administrative expenses. Mr. Haggar is eligible to receive an annual performance bonus and may participate in all other perquisites and benefit plans available to other executive officers of the Company.

        For the fiscal year ended September 30, 2002, Mr. Haggar earned $1,212,606 in salary and bonuses as shown in "Executive Compensation—Summary Compensation Table." Approximately 47% of this amount was earned in the form of an annual bonus and a bonus under the Deferred Annuity Plan. In determining the amount of the Chief Executive Officer's bonuses, the Compensation Committee considered the same factors as were considered in awarding bonuses to other Company employees. As a result of the leadership demonstrated by the Chief Executive Officer in fiscal 2002 through the Company's continued successful promotion of new products, the implementation of the Company's strategic objectives, and the increase in the Company's net sales during an uncertain economic climate, the Compensation Committee believes that the Chief Executive Officer's total compensation for fiscal 2002 was reasonable and appropriate.

$1 Million Pay Deductibility Cap

        Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount the Company may deduct as compensation expense for its Chief Executive Officer and its four other highest paid officers. To the extent readily determinable, and as one of the factors in considering compensation matters, the Compensation Committee considers the anticipated tax treatment to the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility depends upon the timing of an executive's vesting or exercise of previously granted rights. Further, interpretations of and changes in tax laws and other factors beyond the Company's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that amount deductible under Section 162(m) of the Internal Revenue Code. Therefore, the Compensation Committee, subject to the factors provided above, has the discretion to grant awards which result in non-deductible compensation.

Conclusion

        The Compensation Committee believes that the Company's executive compensation program provides a competitive and motivational compensation package to the Company's executive officers necessary to achieve the Company's financial objectives and enhance stockholder value.

        This report has been submitted by the Compensation Committee, which consists of the following members:

    Richard W. Heath, Chairman
    Rae F. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Mr. Heath and Ms. Evans comprised the Compensation Committee during fiscal 2002. Neither Mr. Heath nor Ms. Evans has ever been an officer or employee of the Company. None of the executive officers of the Company served as a member of the compensation committee or board of directors of any other company during fiscal 2002.

PERFORMANCE GRAPH

        The line graph below compares the cumulative total stockholder return on the Common Stock from September 30, 1997, through September 30, 2002, with the return on the Standard & Poor's 500 Stock Index ("S & P 500") and the Standard & Poor's Apparel and Accessories Index ("S & P Apparel & Accessories") for the same period. In accordance with the disclosure rules of the SEC, the measurement assumes a $100 initial investment in the Common Stock with all dividends reinvested, and a $100 initial investment in the indexes.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
AMONG HAGGAR CORP., THE S & P 500 STOCK INDEX
AND THE S & P APPAREL & ACCESSORIES INDEX

Copyright© 2002, Standard & Poor's, a division of the McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

Graph produced by Research Data Group, Inc.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Mr. Godwin, a director of the Company, is a partner of Godwin Gruber, LLP, a law firm that has rendered various legal services to the Company and certain of its subsidiaries during fiscal 2002. The Company paid to this law firm approximately $606,000 during fiscal 2002. There were no amounts due to such firm from the Company as of September 30, 2002. The Company has retained this law firm during the current fiscal year to provide various legal services. Godwin Gruber, L.L.P. does not represent the Company in connection with the solicitation of proxies for the election of the Board's nominees as directors at the Annual Meeting.

RECENT DEVELOPMENTS

Certain Legal Proceedings

        On November 22, 2002, the Company filed a declaratory judgment action in Nevada state court in response to a demand received from Thomas G. Kahn, purportedly acting individually or as trustee or co-trustee for the Kahn Brothers & Co. Profit Sharing Plan & Trust, requesting that the Company provide him with access to the Company's stock ledger. The Company initiated the litigation because it believed the demand made by Mr. Kahn was deficient in several respects and that it was in the best interest of the Company's stockholders to provide access to the Company's stock ledger only to persons legally entitled to that access.

        On December 16, 2002, the Company amended its complaint for declaratory relief in response to its receipt from Mr. Kahn, Irving Kahn and Donald W. Kahn, as co-trustees of Kahn Brothers & Co. Profit Sharing Plan & Trust (the "Kahn Trust"), of an amended demand for access to various records and information of the Company. The Company provided the co-trustees with all information that they were authorized to receive under Nevada law. However, as the revised demand sought access to several new categories of information, the Company amended its complaint to ask the court to address whether the Company is required to provide access to certain of the new items requested by the co-trustees.

        On December 19, 2002, the co-trustees of the Trust filed a Notice of Removal, removing the action to the United States District Court for the District of Nevada. On December 31, 2002, the Company filed a motion to remand the action back to state court due to a lack of federal jurisdiction.

        On January 28, 2003, the Company reached a settlement with, among others, the co-trustees of the Trust regarding the information and corporate records that the Company would supply to the Trust. On January 28, 2003, the parties to the settlement filed a stipulation of dismissal, without prejudice, of the Company's complaint for declaratory relief.

Settlement of Proxy Contest

        On November 27, 2002, the Kahn Trust, through its co-trustees, notified the Company of its intention to nominate its own slate of Class I directors at the Annual Meeting. Kahn Brothers & Co., Inc. ("Kahn Brothers"), the Kahn Trust, Mr. Kahn and Mark E. Schwarz subsequently filed preliminary proxy materials with the SEC indicating that they intended to solicit stockholders in support of their slate of directors.

        On February 17, 2003, the Company entered into a settlement agreement with Mr. Kahn, Kahn Brothers, the Kahn Trust, Donald Kahn and Irving Kahn (collectively, the "Kahn Parties") and a settlement agreement with Mr. Schwarz, Newcastle Capital Group, L.L.C., Newcastle Capital Management, L.P. and Newcastle Partners, L.P. (collectively, the "Schwarz Parties" and, collectively with the Kahn Parties, the "Settling Parties"), pursuant to which the Settling Parties agreed not to solicit proxies in connection with the Annual Meeting. Under the agreement with the Kahn Parties, the Company agreed to increase the size of the Board to seven directors and to fill the vacancy by appointing Mr. Kahn as a Class III director until the term of the Class III directors expires at the annual meeting of the Company's stockholders in 2005, except that Mr. Kahn is required to resign from the Board at the Board's request if at any time he beneficially owns less than 6.5% of the outstanding shares of Common Stock (excluding non-pro rata issuances of additional shares of Common Stock by the Company).

        The Settling Parties also agreed to provisions that, among other things, prohibit the acquisition of additional shares of the Company's voting securities by the Schwarz Parties and limit the acquisition of additional shares of Common Stock by the Kahn Parties to the amount that does not result in beneficial ownership by the Kahn Parties and their affiliates and associates of shares in excess of a number of shares equal to (i) 14% of the Company's outstanding Common Stock plus any shares repurchased by the Company, minus (ii) the number of shares disposed of by the Kahn Parties after the date of the settlement agreement. The settlement agreements further prohibit participating in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) for the purpose of acquiring, holding, voting or disposing of any securities of the Company, soliciting proxies from the Company's stockholders, submitting stockholder proposals, voting for any director nominees other than those supported by the Board and engaging in other efforts to take over the Company. These provisions terminate on the second anniversary of the date on which Mr. Kahn ceases to serve as a director of the Company, except that these restrictions will terminate on the date that Mr. Kahn ceases to serve as a director if the Company does not nominate Mr. Kahn for reelection at the first annual meeting of the Company's stockholders at which Mr. Kahn's term as a director is scheduled to expire (the "Standstill Period").

        In addition, during the Standstill Period the Kahn Parties are prohibited from selling or otherwise disposing of shares of Common Stock to any person, other than to a market maker or pursuant to other limited exceptions, if, after those transactions, that person would own more than 8% of the Company's voting securities. The Kahn Parties are further obligated to vote, or cause to be voted, shares beneficially owned by the Kahn Parties and their respective associates and specified family members as recommended by the Board during the Standstill Period, except with respect to extraordinary transactions such as a merger, liquidation or sale of substantially all of the assets of the Company. The Settling Parties also agreed not to make negative remarks about the Company and its representatives, and the Company also agreed not to make negative remarks about the Settling Parties and their representatives, during the Standstill Period. The Settling Parties and the Company further agreed to a mutual release of claims relating to any public statements made by the other parties or their representatives prior to the settlement. Under the settlement agreements, each Settling Party is obligated to cause his or its affiliates and associates to comply with the restrictions applicable to it to the extent that the Settling Party has the legal right or authority to do so, and otherwise to use his or its best efforts to cause his or its affiliates and associates to comply. The Company has agreed to reimburse the Kahn Parties for reasonable fees and expenses incurred by them in connection with the settlement agreement and related matters up to an aggregate of $200,000.

        Copies of the settlement agreements have been filed as exhibits to the Company's Form 8-K filed with the SEC on February 18, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by:

  •
  each current director of the Company;

  •
  the executive officers of the Company;

  •
  all executive officers and directors of the Company as a group; and

  •
  each other person known to the Company to own beneficially more than five percent of the Common Stock outstanding on the Record Date.

        Unless otherwise indicated, all stockholders set forth below have the same principal business address as the Company.

        The Company has determined beneficial ownership in accordance with the rules of the SEC. The number of shares beneficially owned by a person includes shares of Common Stock that are subject to stock options that are either currently exercisable or exercisable within 60 days after the Record Date. These shares are also deemed outstanding for the purpose of computing the percentage of outstanding shares owned by the person. These shares are not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, to the Company's knowledge, each stockholder has sole voting and dispositive power with respect to the securities beneficially owned by that stockholder. On the Record Date, there were 6,418,426 shares of Common Stock outstanding.

	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
J. M. Haggar, III(1)	708,660	10.7
Frank D. Bracken(2)	239,796	3.6
David M. Tehle(3)	40,700	*
Alan C. Burks(4)	68,435	1.1
David G. Roy(5)	37,100	*
Richard W. Heath(6)	19,400	*
Rae F. Evans(7)	15,873	*
Thomas G. Kahn(8)	837,269	13.0
John C. Tolleson(9)	78,200	1.2
Donald E. Godwin	—	—
James Neal Thomas	—	—
All executive officers and directors as a group (11 persons)(10)	2,045,433	29.0
Barrow Hanley Mewhinney & Strauss, Inc.(11)	582,000	9.1
Dimensional Fund Advisors, Inc.(12)	452,625	7.1
Franklin Resources, Inc.(13)	572,900	8.9
Kahn Brothers & Co., Inc.(14)	784,669	12.2
Gerald Van Tsai(15)	465,349	7.3

*
Represents beneficial ownership of less than 1%.

(1)
Includes 2,299 shares over which Mr. Haggar shares voting and dispositive power with his wife, 39,213 shares over which he otherwise shares voting and dispositive power as a trustee of various trusts, 16,743 shares over which he shares voting and dispositive power as a director of a private charitable foundation and 229,093 shares which may be acquired upon exercise of stock options that are currently exercisable.

(2)
Includes 10,000 shares over which Mr. Bracken shares voting and dispositive power with his wife and 220,002 shares which may be acquired upon exercise of stock options that are currently exercisable.

(3)
Includes 40,000 shares which may be acquired upon exercise of stock options that are currently exercisable.

(4)
Includes 68,272 shares which may be acquired upon exercise of stock options that are currently exercisable.

(5)
Includes 37,000 shares which may be acquired upon exercise of stock options that are currently exercisable.

(6)
Includes 5,000 shares over which Mr. Heath shares voting and dispositive power with his wife and 14,400 shares which may be acquired upon exercise of stock options that are exercisable currently or within 60 days following the Record Date.

(7)
Consists solely of shares that may be acquired upon exercise of stock options exercisable currently or within 60 days following the Record Date.

(8)
Includes 784,669 shares beneficially owned by Kahn Brothers & Co., Inc. as described below in note (14).

(9)
Includes 13,200 shares that may be acquired upon exercise of stock options exercisable currently or within 60 days following the Record Date.

(10)
Includes 797,924 shares over which voting and dispositive power is shared and 637,840 shares which may be acquired upon exercise of stock options exercisable currently or within 60 days following the Record Date.

(11)
Based on information contained in a Schedule 13G filed with the SEC on February 12, 2003, by Barrow Hanley Mewhinney & Strauss, Inc., whose address is 3232 McKinney Ave., 15th Floor, Dallas, Texas 75204.

(12)
Based on information contained in an Amendment to Schedule 13G filed with the SEC on February 12, 2003, by Dimensional Fund Advisors, Inc., whose address is 1299 Ocean Avenue, 11th floor, Santa Monica, California 90401.

(13)
Based on information contained in a Form 13F filed with the SEC on November 13, 2002, by Franklin Resources, Inc., whose address is One Franklin Parkway, San Mateo, California 94403.

(14)
Includes 724,669 shares owned by certain of its clients and over which Kahn Brothers & Co., Inc. has shared voting and dispositive power. Based on information contained in Amendment No. 3 to Schedule 13D filed with the SEC on December 4, 2002, by Kahn Brothers & Co., Inc., whose address is 555 Madison Avenue, New York, New York 10022.

(15)
Based on information contained in a Form 4 filed with the SEC with respect to a transaction occurring on January 14, 2003, by Gerald Van Tsai, whose address is P.O. Box 900, Hanover, New Hampshire 03755.

OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy as in their discretion they may deem appropriate.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's executive officers and directors, and beneficial owners of more than 10% of the Common Stock, are required to file initial reports of ownership and reports of changes of ownership of the Common Stock with the SEC. The SEC's rules require such person to furnish the Company with copies of all Section 16(a) reports they file. Based on a review of these reports and on written representations from the reporting persons that no other reports were required, the Company believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred during the fiscal year ended September 30, 2002, except that Mr. Godwin filed a late Form 3 in July 2002 in respect of his appointment to the Board, Mr. Tolleson filed a late Form 5 in January 2003 in respect of one automatic grant of options as compensation for his services as a director of the Company, Mr. Burks failed to file a Form 4 in respect of one acquisition under the Company's employee stock purchase plan and filed a late Form 5 in January 2003 in respect of seven acquisitions under the Company's employee stock purchase plan, including the acquisition previously mentioned that should have been filed on Form 4, and two acquisitions under the Company's employee stock purchase plan pursuant to the reinvestment of cash dividends paid by the Company, and Mr. Kahn filed a late Form 3 in February 2003, which Form 3 should have been filed in July 2002 when Mr. Kahn first became the beneficial owner of more than 10% of the Company's outstanding shares of Common Stock.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Pursuant to Rule 14a-8 of the Securities Exchange Act, to be included in the Board's proxy statement and proxy card relating to the 2004 annual meeting of the Company's stockholders, a stockholder proposal must be received by the Secretary of the Company at the Company's principal executive offices no later than November 4, 2003.

        Pursuant to the Company's bylaws, in order to nominate persons for election to the Board at the 2004 annual meeting of the Company's stockholders, or to bring other business constituting a proper matter for stockholder action under applicable law before the 2004 annual meeting, a stockholder must deliver written notice to the Secretary of the Company at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the Annual Meeting; provided, however, that in the event that the date of the 2004 annual meeting is more than 30 days before or more than 70 days after such anniversary date, the notice must be delivered not earlier than 120 days prior to the 2004 annual meeting and not later than the later of (a) 90 days prior to such meeting or (b) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. If the Board, however, proposes to increase the number of directors at the 2004 annual meeting and there is no public announcement by the Company naming the nominees for the additional directorships at least 10 days prior to the last date that a stockholder notice may be timely delivered pursuant to the immediately preceding sentence, then a stockholder's notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than 10 days following the date of such public announcement. A stockholder's notice described in this paragraph must set forth the information required by the Company's bylaws.

        With respect to proxies submitted for the 2004 annual meeting of the Company's stockholders, the Company's management will have discretionary authority to vote on any matter of which the Company does not receive notice by the date specified in the advance notice provisions of the Company's bylaws described above, pursuant to Rule 14a-4(c)(1) promulgated under the Securities Exchange Act of 1934.

ANNUAL REPORT

        A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002, as amended, accompanied this Proxy Statement. This Annual Report on Form 10-K, as amended, does not form any part of the materials for the solicitation of proxies. Additional copies of the Annual Report on Form 10-K, as amended, will be sent to any stockholder without charge upon written request addressed to Haggar Corp., 6113 Lemmon Avenue, Dallas, Texas 75209, Attention: Corporate Secretary.

By Order of the Board of Directors,

/s/ J. M. Haggar, III J. M. Haggar, III Chairman and Chief Executive Officer

March 4, 2003
Dallas, Texas

        It is important that proxies be returned promptly. Whether or not you expect to attend the meeting, please mark, sign, date and return the enclosed proxy promptly in the enclosed postage paid envelope. If you attend the meeting, you may revoke your proxy and vote in person.

Appendix A

HAGGAR CORP.
2003 LONG TERM INCENTIVE PLAN

        1.    Purpose

        The HAGGAR CORP. 2003 LONG TERM INCENTIVE PLAN (the "2003 Plan") has been established by HAGGAR CORP. (the "Corporation") to:

          (a)  Attract and retain key executive and managerial employees;

          (b)  Motivate participating employees, by means of appropriate incentives, to achieve long-range goals;

          (c)  Attract and retain well-qualified individuals to serve as members of the Corporation's Board of Directors (the "Board");

          (d)  Provide incentive compensation opportunities that are competitive with those of other corporations; and

          (e)  Further identify the interests of directors and eligible employees with those of the Corporation's other stockholders through compensation alternatives based on the Corporation's Common Stock;

and thereby promote the long-term financial interest of the Corporation and its subsidiaries, including the growth in value of the Corporation's equity and enhancement of long-term stockholder return.

        2.    Scope

        Awards under the 2003 Plan may be granted in the form of (a) incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), (b) non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 2003 Plan to "options" include incentive stock options and non-qualified options), (c) shares of the Common Stock of the Corporation (the "Common Stock") that are restricted as provided in paragraph 12 hereof ("restricted shares"), or (d) units valued based upon the long-term performance of the Corporation as determined pursuant to paragraph 13 hereof ("performance units"). Options may be accompanied by stock appreciation rights ("rights"). Rights may also be granted without accompanying options. The maximum aggregate number of shares of Common Stock with respect to which options and restricted shares, and rights granted without accompanying options, may be granted from time to time under the 2003 Plan shall be 575,000 shares (subject to adjustment as described in paragraph 17 hereof). Shares of Common Stock with respect to which awards are granted may be, in whole or in part, authorized and unissued shares, authorized and issued shares held in the treasury of the Corporation, or issued shares reacquired by the Corporation, as the Board shall from time to time determine. If for any reason (other than the surrender of options or Deemed Options (as defined in paragraph 9(b)) upon exercise of rights as provided in paragraph 9 hereof) any shares as to which an option has been granted cease to be subject to purchase thereunder, or any restricted shares are forfeited to the Corporation, or any right issued without accompanying options terminates or expires without being exercised, then the shares in respect of which such option or right was granted, or which relate to such restricted shares, shall become available for subsequent awards under the 2003 Plan; provided, however, that such shares shall count against any calendar year limitation on the number of shares which may relate to awards as set forth in paragraph 16.

        3.    Effective Date

        The 2003 Plan shall become effective on the calendar day immediately following the date the 2003 Plan is approved by the stockholders of the Corporation. If the 2003 Plan is approved by the stockholders of the Corporation, it shall terminate on the fifth anniversary of its effective date.

        4.    Administration

          (a)  The 2003 Plan shall be administered, construed and interpreted solely by the Compensation Committee, or any successor thereto, of the Board (the "Committee"). Unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of this Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

          (b)  Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation §1.162-27, the Committee shall have plenary authority in its sole discretion, and subject to the express provisions of the 2003 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option (the "exercise price"), the term of each option, the employees to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options and to determine which options shall be accompanied by rights; to grant rights without accompanying options; to determine the employees to whom and the time or times at which such rights shall be granted and the exercise price, term, and number of shares of Common Stock covered by any Deemed Option corresponding thereto; to grant restricted shares and performance units and to determine the term of the restricted period and appropriate long-term objectives and other conditions applicable to such restricted shares or performance units, the employees to whom and the time or times at which restricted shares or performance units shall be granted and the number of restricted shares or performance units to be covered by each grant; to interpret the 2003 Plan; to prescribe, amend and rescind rules and regulations relating to the 2003 Plan; to determine the terms and provisions of the option agreements, and the right, restricted share and performance unit agreements entered into in connection with awards under the 2003 Plan; to prepare and distribute in such manner as the Committee determines to be appropriate information concerning the 2003 Plan, and to make all other determinations deemed necessary or advisable for the administration of the 2003 Plan. The Committee may delegate to one (1) or more of its members or to one (1) or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 2003 Plan; provided, however, that the Committee shall not delegate its authority to construe and interpret the 2003 Plan, to determine which employees may participate in the 2003 Plan, or its authority to make grants of options, restricted shares, performance units and rights or any authority which pertains to awards granted to persons subject to Section 16(b) of the 1934 Act or Section 162(m) of the Code.

          (c)  Subject to the express provisions of Rule 16b-3 promulgated under the 1934 Act and Treasury regulation §1.162-27, the Committee may adopt such rules as it deems necessary, desirable or appropriate. The Committee may act at a meeting or in writing without a meeting. The Committee shall elect one of its members as chairman, appoint a secretary (who may or may not be a Committee member, as the case may be) and advise the Board of such actions. The secretary shall keep a record of all minutes and forward all necessary communications to the Corporation. A majority of the Committee shall constitute a quorum. All decisions of the

  Committee shall be made by a vote of not less than a majority of the Committee members present at a meeting of the Committee at which a quorum is present or by a written consent signed by all of the members of the Committee. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act in accordance with the preceding sentence, registers his dissent in writing delivered to the other Committee members and to the Board, shall not be responsible for any such action or failure to act.

          (d)  All usual and reasonable expenses of the Committee shall be paid by the Corporation, and no member shall receive compensation with respect to his services for the Committee except as may be authorized by the Board. The Committee may employ attorneys, consultants, accountants or other persons, and the Committee, the Corporation and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all employees who have received awards, the Corporation and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the 2003 Plan or awards made thereunder, and the Corporation shall indemnify and hold harmless each member of the Committee against all loss, cost, expenses or damages, occasioned by any act or omission to act in connection with any such action, determination or interpretation under or of the 2003 Plan, consistent with the Corporation's articles of incorporation and bylaws.

          (e)  Subject to such limitations or restrictions as may be imposed by the Code or other applicable law, the Committee may grant to an employee who has been granted an award under the 2003 Plan or any other benefit plan maintained by the Corporation or any of its subsidiaries, or any predecessor or successor thereto, in exchange for the surrender and cancellation of such prior award, a new award with such terms and conditions as the Committee may deem appropriate and consistent with the provisions of the 2003 Plan.

          (f)    At any time that a member of the Committee is not a "qualified member," which shall mean a member who is (i) a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the 1934 Act and (ii) an "outside director" within the meaning of Treasury regulation §1.162-27, any action of the Committee relating to an award granted or to be granted to an employee who is then subject to Section 16 of the 1934 Act in respect of the Corporation, or relating to an award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder, may be taken either (A) by a subcommittee, designated by the Committee, composed solely of two or more qualified members, or (B) by the Committee but with each such member who is not a qualified member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more qualified members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-qualified member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all persons.

          (g)  Notwithstanding the powers of the Committee set forth in this paragraph 4, no award may be repriced, replaced, regranted through cancellation, or modified without approval of the Corporation's stockholders (except in connection with a change in the Corporation's capitalization as described in paragraph 17) if the effect would be to reduce the exercise price for the shares of Common Stock underlying such award.

        5.    Eligibility Factors To Be Considered in Granting Awards

          (a)  Awards shall be granted only to persons who are employees of the Corporation or one (1) or more of its subsidiaries (as defined below) or directors of the Corporation who are not employees of the Corporation ("nonemployee directors"). In determining the individuals to whom awards shall be granted, the number of shares of Common Stock with respect to which each award shall be granted, the number of performance units granted by each award, and the terms and conditions of each award, the Committee shall take into account the nature of the individual's duties, his or her present and potential contributions to the growth and success of the Corporation, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of the 2003 Plan.

          (b)  For purposes of the 2003 Plan, the term "subsidiary" means any corporation (other than the Corporation) or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Corporation. For purposes of the 2003 Plan, the term "affiliate" shall have the same meaning as in Rule 12b-2 promulgated under the 1934 Act.

          (c)  Unless a different meaning is indicated or required by the context and except in the case of application of paragraph 10, the term "employee" as used in the Plan shall include a nonemployee director of the Corporation, and the term "employed" or "employment" shall include service by a nonemployee director as a member of the Board.

        6.    Option Price; Fair Market Value

        The per share exercise price of each option for shares of Common Stock shall be determined by the Committee, but in no event shall be less than the Fair Market Value per Share on the date the option is granted. For purposes of the 2003 Plan, the term "Fair Market Value per Share" as of any date shall mean for shares of Common Stock with respect to which restricted shares, options and rights shall be granted, the closing price of the Common Stock on such date (or if there are no sales on such date, on the next preceding date on which there were sales), as reported on the New York Stock Exchange Composite Tape, or if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system for the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the closing price of the Common Stock as reported on the National Market System of the National Association of Securities Dealers, Inc Automated Quotation System ("NASDAQ"), or if the Common Stock is not listed or admitted to trading on the NASDAQ National Market System, the last quoted sales price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the NASDAQ System or such other system as may then be in use, or if the Common Stock is not reported on any such system and is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board, or if no such market maker is making a market in the Common Stock, the fair value of the Common Stock as determined in good faith by the Board; provided, however, that in any event the Fair Market Value per Share shall be appropriately adjusted to reflect events described in paragraph 17 hereof. The Committee shall determine the date on which an option is granted, provided that such date is consistent with the Code and any applicable rules or regulations thereunder; in the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, provided the employee to whom the option is granted is promptly notified of the grant and a written option agreement is duly executed as of the date of the resolution. The exercise price so determined shall also be applicable in connection with the exercise of any related right.

        7.    Term of Options

        The term of each option granted under the 2003 Plan shall be as the Committee shall determine, but in no event shall any option have a term of more than 10 years from the date of grant, subject to earlier termination as provided in paragraphs 14 and 15 hereof. If the holder of an incentive stock option owns, at the time the incentive stock option is granted, stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary, the term of such incentive stock option shall not exceed five (5) years from the date of grant.

        8.    Exercise of Options

          (a)  Subject to the provisions of the 2003 Plan and unless otherwise provided in the option agreement, an option granted under the 2003 Plan shall become 100% vested at the earliest of (i) the employee's retirement from employment at or after Retirement Age (as defined in paragraph 14 hereof), or (ii) the employee's death or total and permanent disability (as defined in paragraph 15 hereof), or (iii) a Change in Control (as defined in paragraph 22 hereof). Prior to becoming 100% vested, each option shall become exercisable in such cumulative installments and upon such events as the Committee may determine in its sole discretion. The Committee may also, in its sole discretion, accelerate the exercisability of any option or installment thereof at any time.

          (b)  An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares of Common Stock as to which the option has become exercisable; provided, however, that an option shall not be exercised at any time as to less than 100 shares (or less than the number of full shares of Common Stock as to which the option is then exercisable, if that number is less than 100 shares).

          (c)  At the time of exercise of any option, the per share exercise price of such option shall be paid in full for each share of Common Stock with respect to which such option is exercised. Payment may be made in cash or, with the approval of the Committee, in shares of the Common Stock, valued at the Fair Market Value per Share on the date of exercise. An option holder may also make payment at the time of exercise of an option, with the approval of the Committee, by delivering to the Corporation a properly executed exercise notice together with irrevocable instructions to a broker approved by the Corporation, that upon such broker's sale of shares with respect to which such option is exercised, it is to deliver promptly to the Corporation the amount of sale proceeds necessary to satisfy the option exercise price and any required withholding taxes; provided, however, that the right to facilitate an option exercise by the use of a broker transaction shall, for individuals subject to Section 16 of the 1934 Act and members of the Board, be available only to the extent allowed pursuant to the Sarbanes-Oxley Act of 2002 and applicable rules and regulations of the Securities and Exchange Commission.

          (d)  Upon the exercise of an option or portion thereof in accordance with the 2003 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the Common Stock issued as a result of such exercise.

        9.    Award and Exercise of Rights

          (a)  The Committee may grant a right as a primary right or an additional right (each as described in this paragraph 9) in the manner set forth in this paragraph 9. A right granted in connection with an option must be granted at the time the option is granted. Each right shall be subject to the same terms and conditions as the related option or Deemed Option (as described in paragraph 9(b)) and shall be exercisable only to the extent the option or Deemed Option is exercisable, without regard to whether the option or Deemed Option has been held for six months.

          (b)  A primary right may be awarded by the Committee either alone or in connection with any option granted under the 2003 Plan. Each primary right granted without a corresponding option shall nevertheless be deemed for certain purposes described in this paragraph 9 to have been accompanied by an option (a "Deemed Option"). A Deemed Option shall have no value, and no shares of Common Stock (or other consideration) shall be delivered upon exercise thereof, but such Deemed Option shall serve solely to establish the terms and conditions of the corresponding primary right. At the time of grant of a primary right not granted in connection with an option, the Committee shall set forth the terms and conditions of the corresponding Deemed Option. The terms and conditions of such Deemed Option shall include all terms and conditions that at the time of grant are required, and, in the discretion of the Committee, may include any additional terms and conditions that at such time are permitted, to be included in options granted under the 2003 Plan. A primary right shall entitle the employee to surrender unexercised the related option or Deemed Option (or any portion or portions thereof that the employee determines to surrender) and to receive in exchange, subject to the provisions of the 2003 Plan and such rules and regulations as from time to time may be established by the Committee, a payment having an aggregate value equal to (i) the excess of (A) the Fair Market Value per Share on the exercise date over (B) the per share exercise price of the option or Deemed Option, multiplied by (ii) the number of shares of Common Stock subject to the option, Deemed Option or portion thereof that is surrendered. Surrender of an option or Deemed Option or portion thereof in exchange for a payment as described in this paragraph is referred to as the "exercise of a primary right." Upon exercise of a primary right, payment shall be made in the form of cash, shares of Common Stock, or a combination thereof, as elected by the employee. Shares of Common Stock paid upon exercise of a primary right will be valued at the Fair Market Value per Share on the exercise date. Cash will be paid in lieu of any fractional share of Common Stock based upon the Fair Market Value per Share on the exercise date. Subject to paragraph 19 hereof, no payment will be required from the employee upon exercise of a primary right.

          (c)  An additional right may be awarded by the Committee in connection with any option granted under the 2003 Plan. An additional right shall entitle the employee to receive, upon the exercise of a related option, a cash payment equal to (i) the product determined by multiplying (A) the excess of (x) the Fair Market Value per Share on the date of exercise of the related option over (y) the option price per share at which such option is exercisable by (B) the number of shares of Common Stock with respect to which the related option is being exercised, multiplied by (ii) a percentage factor (which may be any percentage factor equal to or greater than 10% and equal to or less than 100%) as determined by the Committee at the time of the grant of such additional right or as determined in accordance with a formula for determination of such percentage factor established by the Committee at the time of the grant of such additional right. If no percentage factor or formula is otherwise specified by the Committee at the time of grant of such additional right, the percentage factor shall be deemed to be 100%. The Committee at any time, or from time to time, after the time of grant may in its discretion increase such percentage factor (or amend such formula so as to increase such factor) to not more than 100%.

          (d)  Upon exercise of a primary right, the number of shares of Common Stock subject to exercise under the related option or Deemed Option shall automatically be reduced by the number of shares of Common Stock represented by the option, Deemed Option or portion thereof surrendered. Shares of Common Stock subject to options, Deemed Options or portions thereof surrendered upon the exercise of rights shall not be available for subsequent awards under the 2003 Plan.

          (e)  If neither the right nor, in the case of a right (whether primary or additional) with a related option, the related option, is exercised before the end of the day on which the right ceases to be exercisable, such right shall be deemed exercised as of such date and, subject to paragraph 19 hereof, a payment in the amount prescribed by paragraph 9(b) or paragraph 9(c), as the case may be, shall be paid to the employee in cash.

        10.    Incentive Stock Options

          (a)  The Committee shall designate the employees to whom incentive stock options, as described in Section 422 of the Code or any successor section thereto, are to be awarded under the 2003 Plan and shall determine the number of shares of Common Stock to be covered by each incentive stock option. Incentive stock options shall be awarded only to employees of the Corporation or of its corporate subsidiaries, and nonemployee directors shall not be eligible to receive awards of incentive stock options. In no event shall the aggregate Fair Market Value Per Share of all Common Stock (determined at the time the option is awarded) with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under all plans of the Corporation and its subsidiaries) exceed $100,000.

          (b)  The purchase price of a share of Common Stock under each incentive stock option shall be determined by the Committee; provided, however, that in no event shall such price be less than 100% of the Fair Market Value Per Share as of the date of grant (or 110% of such Fair Market Value Per Share if the holder of the incentive stock option owns stock of the Corporation possessing more than 10% of the combined voting power of all classes of stock of the Corporation or any subsidiary).

          (c)  Except as provided in paragraphs 14 and 15 hereof, no incentive stock option shall be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. For this purpose, "subsidiary" shall include an entity that becomes a subsidiary after the grant of an incentive stock option and which subsequently employs the grantee as long as the grantee was, from the date of grant of the incentive stock option until the date of transfer to the new subsidiary, an employee of either the Corporation or a subsidiary of the Corporation.

          (d)  In the event of amendments to the Code or applicable rules or regulations relating to incentive stock options subsequent to the date hereof, the Corporation shall amend the provisions of the 2003 Plan, and the Corporation and the employees holding such incentive stock options shall agree to amend outstanding option agreements to conform to such amendments.

        11.    Transferability of Awards

          (a)  The Committee may, in its discretion, permit a holder of an award, other than an incentive stock option, to transfer all or any portion of the award, or authorize all or a portion of such award granted to be on terms which permit transfer by such holder; provided that, in either case, the transferee or transferees must be any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the original holder of the award (the "original holder"), any person sharing the original holder's household (other than a tenant or employee of the Corporation), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the original holder) control the management of assets, and any other entity in which these persons (or the original holder) own more than fifty percent of the voting interests (collectively, "permitted transferees"); provided further that, (i) there may be no consideration for any such transfer and (ii) subsequent transfers of awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder and transfers to other permitted transferees of the original holder.

          (b)  An award may, in the Committee's discretion, be transferred to a permitted transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction only upon delivery to the Corporation of written notice of such transfer and a certified copy of such order.

          (c)  Notwithstanding anything to the contrary in this paragraph 11, an incentive stock option shall not be transferable other than by will or the laws of descent and distribution. Except as expressly permitted by paragraph 11(a) and paragraph 11(b), awards shall not be transferable other than by will or the laws of descent and distribution.

          (d)  Following the transfer of any award as contemplated by this paragraph 11, such award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the provisions of the award relating to exercisability shall continue to be applied with respect to the original holder and, following the occurrence of any such events described therein the award shall be exercisable by the permitted transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased award holder, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

          (e)  Any award holder desiring to transfer an award as permitted under this paragraph 11 shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if it may not be made in compliance with all applicable federal, state and foreign securities laws.

          (f)    To the extent the issuance to any permitted transferee of any shares of Common Stock issuable pursuant to awards transferred as permitted in this paragraph 11 is not registered pursuant to the effective registration statement of the Corporation generally covering the shares to be issued pursuant to the 2003 Plan, the Corporation shall not have any obligation to register the issuance of any such shares of Common Stock to any such transferee.

        12.    Award and Delivery of Restricted Shares

          (a)  At the time an award of restricted shares is made, the Committee shall establish a period or periods of time (each a "Restricted Period") applicable to such award that shall not be more than 10 years. Each award of restricted shares may have a different Restricted Period or Restricted Periods. The Committee may, in its sole discretion, at the time an award is made, provide for the incremental lapse of Restricted Periods with respect to a portion or portions of the restricted shares awarded, and for the lapse or termination of restrictions upon all or any portion of the restricted shares upon the satisfaction of other conditions in addition to or other than the expiration of the applicable Restricted Period. The Committee may also, in its sole discretion, shorten or terminate a Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares. Notwithstanding the foregoing, all restrictions shall lapse or terminate with respect to all restricted shares upon the earliest of (i) the employee's retirement from employment at or after Retirement Age (as defined in paragraph 14 hereof), or (ii) the employee's death or total and permanent disability (as defined in paragraph 15 hereof), or (iii) a Change in Control (as defined in paragraph 22 hereof).

          (b)  At the time a grant of restricted shares is made to an employee, a stock certificate representing a number of shares of Common Stock equal to the number of such restricted shares shall be registered in the employee's name but shall be held in custody by the Corporation for such employee's account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including, without limitation, the right to vote such restricted shares, except that, subject to the earlier lapse or termination of restrictions as herein provided, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the stock certificate evidencing restricted shares until the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the shares then subject to a Restricted Period shall be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period applicable to such shares and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the shares then subject to a Restricted Period shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Corporation if the employee ceases to be an employee of the Corporation or any of its subsidiaries before the expiration or termination of such Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. Dividends in respect of restricted shares shall be currently paid; provided, however, that in lieu of paying currently a dividend of shares of Common Stock in respect of restricted shares, the Committee may, in its sole discretion, register in the name of an employee a stock certificate representing such shares of Common Stock issued as a dividend in respect of restricted shares, and may cause the Corporation to hold such certificate in custody for the employee's account subject to the same terms and conditions as such restricted shares. Upon the forfeiture of any restricted shares, such forfeited restricted shares shall be transferred to the Corporation without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 17 hereof.

          (c)  Upon the expiration or termination of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for herein, the restrictions applicable to the shares subject to such Restricted Period shall lapse and a certificate for a number of shares of Common Stock equal to the number of restricted shares with respect to which the restrictions have expired or terminated shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's Beneficiary (as defined in paragraph 14(c)). The Corporation shall not be required to deliver any fractional share of Common Stock but shall pay to the employee or the employee's Beneficiary, in lieu thereof, the product of (i) the Fair Market Value per Share (determined as of the date the restrictions expire or terminate), and (ii) the fraction of a share to which such employee would otherwise be entitled. Subject to paragraph 19 hereof, no payment will be required from the employee upon the issuance or delivery of any Common Stock upon the expiration or termination of a Restricted Period with respect to restricted shares.

        13.    Award of Performance Units

          (a)  At the time an award of performance units is made, the Committee shall prescribe a range of long-term financial or other performance objectives, including minimum, maximum and target objectives of the Corporation ("long-term objectives") during the Incentive Period (as defined in paragraph 13(c) hereof) applicable to such performance units, and shall determine a range of dollar values of each performance unit associated with such range of long-term earnings objectives. If the minimum long-term objective prescribed by the Committee for any performance unit is not achieved or exceeded, then such performance unit shall have no value and no amount shall be payable with respect thereto. If such minimum long-term objective is achieved or exceeded, then the dollar value of all performance units to be paid with respect thereto shall be based upon the level of long-term objective achieved, subject to any maximum performance unit value imposed by the Committee. If during the course of an Incentive Period there shall occur significant events that were not foreseen in establishing the minimum long-term objective for such Incentive Period and which the Committee, in its discretion, with the advice of the Corporation's independent auditors, expects to have a substantial effect on such objective during such Incentive Period, the Committee may revise such objective.

          (b)  Any employee who is an employee of the Corporation or a subsidiary as of the Valuation Date (as defined in paragraph 13(c)) with respect to performance units that have been previously awarded to him, shall, if the minimum long-term objective specified in paragraph 13(a) is met, be eligible to receive a cash award equal to the value of such performance units determined pursuant to such paragraph 13(a) as of the Valuation Date applicable thereto. Payment of such cash award shall be made as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. Except as otherwise provided in paragraph 14 hereof, any performance units awarded to an employee during his employment period for which the Incentive Period has not ended shall be forfeited upon the date such employment terminates, and he shall not be entitled to any payment in respect thereof.

          (c)  For purposes of the 2003 Plan,

              (i)  The "Incentive Period" with respect to a performance unit shall be a period beginning on the date such performance unit is granted and lasting for such period, not shorter than three (3) years nor longer than 10 years, as the Committee shall designate.

            (ii)  The "Valuation Date" means the earlier of (x) the last day of the Incentive Period for a performance unit, or (y) the day preceding a Change in Control (as defined in paragraph 22 hereof).

        14.    Termination of Employment

          (a)  Unless otherwise determined by the Committee, in the event that the employment of an employee to whom an option or right has been granted under the 2003 Plan shall be terminated (except as set forth in paragraph 15 hereof), such option or right may, subject to the provisions of the 2003 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three (3) months after such termination or, in the case of a nonemployee director who ceases to serve as a member of the Board or an employee whose termination results from retirement from employment at or after the attainment of age 65 (the "Retirement Age"), within five (5) years after such cessation of service or termination, but in no event later than the date on which the option or right expires; provided, however, that, unless otherwise determined by the Committee, any option or right held by an employee whose employment is terminated for cause (as determined by the Board in its sole discretion) or an employee who leaves the employ of the Corporation voluntarily shall, to the extent not theretofore exercised, terminate upon the date of termination of employment; and provided further, however, that (except as set forth in paragraph 15 hereof) no incentive stock option may be exercised more than three (3) months after the employee's termination of employment.

          (b)  Unless otherwise determined by the Committee, if an employee to whom restricted shares have been granted ceases to be an employee of the Corporation or of a subsidiary prior to the end of the Restricted Period applicable to such shares and the satisfaction of any other conditions prescribed by the Committee for any reason other than death, total and permanent disability (as defined in paragraph 15 hereof), or retirement from employment at or after the Retirement Age, the employee shall immediately forfeit all shares then subject to such Restricted Period.

          (c)  Unless otherwise determined by the Committee, if an employee to whom performance units have been granted ceases to be an employee of the Corporation or of a subsidiary prior to the end of the Incentive Period with respect to such performance units for any reason other than death, total and permanent disability or retirement from employment at or after the Retirement Age, the employee shall immediately forfeit all such performance units. If an employee to whom performance units have been granted terminates employment by reason of retirement on or after the Retirement Age, total and permanent disability or death, he shall, if the minimum long-term objectives specified in paragraph 13(a) hereof are met, be eligible to receive a cash award equal to the value of such performance units, determined pursuant to paragraph 13(a) and payable as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. If the employee terminates employment due to his death or if an employee who retires from employment on or after his Retirement Age or terminated employment due to total and permanent disability dies prior to receipt of any such payment, then his designated Beneficiary shall, if the minimum long-term objectives specified in paragraph 13(a) are met, be entitled to receive a cash award equal to the value of such performance units, determined pursuant to such paragraph 13(a), and payable as soon as practicable following the last day of the calendar year in which occurs the Valuation Date of such performance units. In the event that the person designated by the employee as his Beneficiary shall not be living at the time, or if no designation has been made, then the payment of such cash award shall be made to the estate of the employee. An employee's "Beneficiary" is a person or persons (natural or otherwise) designated by such employee, pursuant to a written instrument executed by such employee and filed with the Committee, to receive any benefits payable hereunder in the event of such employee's death.

          (d)  Awards granted under the 2003 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation or any subsidiary thereof. Any option or right, restricted share or performance unit agreement, and any rules and regulations relating to the 2003 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any award agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 2003 Plan or in any award granted pursuant to the 2003 Plan shall confer upon any employee any right to continue in the employ of the Corporation or any subsidiary or interfere in any way with the right of the Corporation or any subsidiary to terminate such employment at any time.

        15.    Death or Total and Permanent Disability of Employee

        If an employee to whom an option or right has been granted under the 2003 Plan shall die or suffer a total and permanent disability while employed by the Corporation or a subsidiary, such option or right may be exercised, to the extent that the employee was entitled to do so at the termination of employment (including by reason of death or total and permanent disability), as set forth herein by the employee, legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, or by the employee's personal representatives or distributees, whichever is applicable, at any time within one (1) year after the date of the employee's death or total and permanent disability, but in no event later than the date on which the option or right terminates. Notwithstanding the above, if an employee who terminates employment by reason of total and permanent disability shall die, a legatee or legatees of such employee under the employee's last will, or the executor of such employee's estate, shall only have the right to exercise such option or right, to the extent that the employee was entitled to do so at the termination of employment, during the period ending one (1) year after the date of the employee's termination of employment by reason of total and permanent disability. For purposes hereof, "total and permanent disability" shall have the meaning set forth in the Corporation's long-term disability policy.

        16.    Individual Award Limitations and Award Performance Standards

          (a)  No person who constitutes a covered employee, as defined in this paragraph 16(a), may receive in a calendar year awards which in the aggregate relate to more than 250,000 shares of Common Stock, and no covered employee may receive in a calendar year a settlement of performance units with a value in excess of $3,000,000. A "covered employee" is any employee who constitutes a covered employee with the meaning of Section 162(m) of the Code and the regulations thereunder.

          (b)  If the Committee determines that an award of restricted shares or performance units (either a "performance award") to be granted to an employee, who is designated by the Committee as likely to be a covered employee, should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such performance award may be contingent upon achievement of preestablished performance goals and other terms set forth in this paragraph 16 which may nor may not be the equivalent of any performance standard to which the award is subject absent the application of this paragraph 16.

          (c)  The performance goals for performance awards shall consist of one or more business criteria or individual performance criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee and consistent with this paragraph 16. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such performance awards shall be granted, exercised, and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such performance awards. Performance goals may differ for performance awards granted to any one covered employee or to different covered employees.

          (d)  One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for performance awards: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow return; (v) return on net assets, return on assets, return on investment, return on capital, or return on equity; (vi) economic value added; (vii) operating margin or contribution margin; (viii) net income, pretax earnings, pretax earnings before interest, depreciation and amortization, pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items, or operating income; (ix) total shareholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, the Standard & Poor's Apparel and Accessories Index, or a group of comparable companies.

          (e)  The grant, exercise and/or settlement of performance awards may also be contingent upon individual performance goals established by the Committee, provided that such criteria are approved by the stockholders of the Corporation if the award is designed to constitute performance-based compensation for purposes of Section 162(m) of the Code.

          (f)    Achievement of performance goals in respect of such performance awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such performance awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (g)  After the end of each performance period, the Committee shall determine the amount, if any, of the performance award payable to each covered employee. The Committee may, in its discretion if provided in an award agreement, reduce the amount of a settlement otherwise to be made in connection with a performance award, but may not exercise discretion to increase any such amount payable to a covered employee in respect of a performance award. The Committee shall specify the circumstances in which such performance awards shall be paid or forfeited in the event of termination of employment by the covered employee prior to the end of a performance period or settlement of the individual's performance awards.

          (h)  All determinations by the Committee, as to the establishment of performance goals, the amount of any potential individual performance award payments and as to the achievement of performance goals relating to performance awards, shall be made in writing. The Committee may not delegate any responsibility relating to such performance awards.

          (i)    It is the intent of the Corporation that performance awards constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this paragraph 16 shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given employee will be a covered employee with respect to a fiscal year that has not yet been completed, the term covered employee as used herein shall mean any person designated by the Committee, at the time of grant of performance awards, who is likely to be a covered employee with respect to that fiscal year. If any provisions of the 2003 Plan as in effect on the date of adoption or any agreements relating to performance awards do not comply or are inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provisions shall be construed or deemed amended to the extent necessary to conform to such requirements.

        17.    Adjustments upon Changes in Capitalization, etc.

        Notwithstanding any other provision of the 2003 Plan, the Committee may at any time make or provide for such adjustments to the 2003 Plan, to the number and class of shares available thereunder or to any outstanding options, rights, restricted shares or performance units as it shall deem appropriate to prevent dilution or enlargement, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect to outstanding options, rights, restricted shares and performance units, including, in the Committee's discretion, revision of outstanding options, rights, restricted shares and performance units so that they may be exercisable or redeemable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. Any fractional shares resulting from such adjustments to options, rights, or restricted shares shall be eliminated.

        18.    Termination and Amendment

        The Board shall have the right to amend, suspend or terminate the 2003 Plan at any time; provided, however, that an amendment shall be subject to stockholder approval if such approval is required to comply with the Code, the rules of any securities exchange or market system on which securities of the Company are listed or admitted to trading at the time such amendment is adopted or any other applicable laws. The Board may delegate to the Committee all or any portion of its authority under this paragraph 18. If the 2003 Plan is terminated, the terms of the 2003 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, except in the case of adjustments made pursuant to paragraph 17 hereof, no suspension, termination, modification or amendment of the 2003 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

        19.    Withholding Tax

          (a)  The Corporation shall have the right to deduct from all amounts paid in cash in consequence of the exercise of an option or right, or the settlement of a performance unit, under the 2003 Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Common Stock pursuant to the exercise of an option or a right pursuant to the 2003 Plan, the Corporation shall have the right to require the employee or such other person to pay to the Corporation the amount of any taxes that the Corporation is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Section 424(c) of the Code) of shares of Common Stock acquired pursuant to the exercise of an incentive stock option prior to the expiration of the holding period requirements of Section 422(a)(1) of the Code, the employee shall be required to give notice to the Corporation of such disposition and the Corporation shall have the right to require the payment of the amount of any taxes that are required by law to be withheld with respect to such disposition.

          (b)  Upon termination of the Restricted Period with respect to any restricted shares (or such earlier time, if any, as an election is made by the employee under Section 83(b) of the Code, or any successor provisions thereto, to include the value of such shares in taxable income), the Corporation shall have the right to require the employee or other person receiving shares of Common Stock in respect of such restricted shares to pay to the Corporation the amount of taxes that the Corporation is required to withhold with respect to such shares of Common Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Common Stock held by it to cover the amount required to be withheld. The Corporation shall have the right to deduct from all dividends paid with respect to restricted shares the amount of taxes that the Corporation is required to withhold with respect to such dividend payments.

        20.    Written Agreements

        Each award of options, rights, restricted shares or performance units shall be evidenced by a written agreement, executed by the employee and the Corporation, which shall contain such restrictions, terms and conditions as the Committee may require.

        21.    Effect on Other Stock Plans

        The adoption of the 2003 Plan shall have no effect on awards made or to be made pursuant to other plans covering employees of the Corporation or its subsidiaries, or any predecessors or successors thereto.

        22.    Change in Control

          (a)  For purposes of this 2003 Plan, the phrase "Change in Control" means a change in ownership or control of the Corporation or Haggar Clothing Co. effected through any of the following means:

              (i)  a merger or consolidation of the Corporation or Haggar Clothing Co. with or into another entity, or the exchange of securities (other than a merger or consolidation) by the holders of the voting securities of the Corporation or Haggar Clothing Co. and the holders of voting securities of any other entity, in which the stockholders of the Corporation or Haggar Clothing Co. immediately before the transaction do not own 50% or more of the combined voting power of the voting securities of the surviving entity or its parent immediately after the transaction;

            (ii)  any merger in which the Corporation or Haggar Clothing Co. is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's or Haggar Clothing Co.'s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger;

            (iii)  the sale, transfer or other disposition of all or substantially all of the assets of the Corporation or Haggar Clothing Co. in complete liquidation or dissolution of the Corporation or Haggar Clothing Co.;

            (iv)  the acquisition by any "person" or "group" of "beneficial ownership" (as each such term is used in Regulation 13D promulgated under the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's or Haggar Clothing Co.'s outstanding securities pursuant to a tender or exchange offer made to the Corporation's or Haggar Clothing Co.'s stockholders the acceptance of which the Board has not recommended; or

            (v)  a change in the composition of the Board such that individuals who on the day immediately following the effective date of the 2003 Plan (the "Determination Date") constitute the members of the Board and any new director, whose election to the Board or nomination for election to the Board by the Corporation's stockholders was approved by a vote of at least a majority of the directors then in office who either were directors at the Determination Date or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board.

          (b)  Upon the occurrence of a Change in Control, with respect only to awards held by individuals who are employees or directors of the Corporation (and their permitted transferees pursuant to paragraph 11) at the occurrence of the Change in Control, (i) all outstanding rights and options shall immediately become fully vested and exercisable in full, including that portion of any right or option that pursuant to the terms and provisions of the applicable award agreement had not yet become exercisable (the total number of shares of Common Stock to which a right or an option relates is referred to herein as the "Total Shares"); (ii) the restriction period of any restricted shares shall immediately be accelerated and the restrictions shall expire; and (iii) the target payout opportunity attainable under the performance units will be deemed to have been fully earned for all Incentive Periods upon the occurrence of the Change in Control and the award holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control). Nothing in this paragraph 22(b) shall impose on a holder the obligation to exercise any award immediately before or upon the Change of Control, nor shall the holder forfeit the right to exercise the award during the remainder of the original term of the award because of a Change in Control or because the holder's employment is terminated for any reason following a Change in Control.

          (c)  The Corporation shall attempt to keep all holders informed with respect to any Change in Control to the same extent that the Corporation's stockholders are informed by the Corporation of any such event.

        23.    Headings

        Headings in this 2003 Plan are inserted for convenience only and are not to be considered in the construction of the provisions hereof.

Appendix B

HAGGAR CORP.
Amended and Restated Audit Committee Charter

        The Board of Directors of Haggar Corp. (the "Company") has established the Audit Committee of the Board of Directors of the Company (the "Board").

Purposes

        The purposes of the Audit Committee are to serve as an independent and objective party:

  •
  To oversee the quality and integrity of the financial statements and other financial information the Company provides to any governmental body or the public;

  •
  To oversee the independent auditors' qualifications and independence;

  •
  To oversee the performance of the Company's independent auditors;

  •
  To oversee the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established;

  •
  To establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

  •
  To provide an open avenue of communication among the independent auditors, financial and senior management, and the Board, always emphasizing that the independent auditors are accountable to the Audit Committee; and

  •
  To perform such other duties as are directed by the Board.

        The Audit Committee shall prepare annually a report meeting the requirements of any applicable regulations of the Securities and Exchange Commission (the "SEC") to be included in the Company's proxy statement relating to its annual meeting of stockholders.

Membership

        The Audit Committee shall be comprised of three or more directors, as determined by the Board or a nominating committee of the Board, none of whom shall be an affiliate of the Company or an employee or a person who receives any compensation from the Company other than fees paid for service as a director.

        The members of the Audit Committee shall be elected by the Board or a nominating committee of the Board annually and shall serve until their successors shall be duly elected and qualified. Unless the Board otherwise determines in accordance with the listing standards of the Nasdaq Stock Market, Inc. ("Nasdaq") and applicable rules and regulations of the SEC, each member shall be "independent" as defined from time to time by the listing standards of Nasdaq and by applicable rules and regulations of the SEC. If the Company's securities are listed on any other exchange, the Audit Committee shall meet the independence and experience requirements of such exchange. Accordingly, the Board shall determine annually whether each member is free from any relationship that may interfere with his or her independence from management and the Company. No member shall serve on an audit committee of more than two public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Audit Committee.

        Each member shall be able to read and understand financial statements at the time of his or her appointment. The Company shall appoint at least one member who is "financially sophisticated" as defined under the applicable Nasdaq listing standards and shall use its reasonable efforts to appoint at least one member who qualifies as an "audit committee financial expert" as defined from time to time by applicable rules and regulations of the SEC, but in any event the Company shall comply with applicable Nasdaq listing standards.

        An audit committee financial expert shall not be deemed an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933. The designation of an Audit Committee member as an audit committee financial expert does not impose any duties, obligations or liability on the audit committee financial expert that are greater than those imposed on other Audit Committee members, nor does it affect the duties, obligations or liability of any other Audit Committee member.

        Notwithstanding the foregoing membership requirements, no action of the Audit Committee shall be invalid by reason of any such requirement not being met at the time such action is taken.

Meetings and Structure

        The Audit Committee shall meet as many times per year as the members deem necessary, but in any event at least four times per year. The Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

        The Board shall appoint one member of the Audit Committee as chairperson. He or she shall be responsible for leadership of the Audit Committee and reporting to the Board.

Accountability of the Independent Auditors

        The independent auditors are accountable to and report directly to the Audit Committee. The Audit Committee shall have the sole authority and responsibility with respect to the selection, engagement, compensation, oversight, evaluation and, where appropriate, dismissal of the Company's independent auditors. The Audit Committee shall annually select and engage the Company's independent auditors retained to audit the financial statements of the Company. The Audit Committee, or a member thereof, must pre-approve any service, whether an audit or a non-audit service, provided to the Company by the Company's independent auditors, including the plan and scope of any such service and related fees.

        The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors employed by the Company for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company.

Committee Authority and Responsibilities

        The Audit Committee shall have the authority to take all actions it deems advisable to fulfill its responsibilities and duties.

        The Audit Committee has the authority to retain, at the Company's expense, professional advisors, including without limitation special legal counsel, accounting experts, or other consultants, to advise the Audit Committee, which may be the same as or different from the Company's primary legal counsel, accounting experts and other consultants, as the Audit Committee deems necessary or advisable in connection with the exercise of its powers and responsibilities as set forth in this Audit Committee Charter, all on such terms as the Audit Committee deems necessary or advisable.

        The Audit Committee shall be responsible for the resolution of any disagreements between the independent auditors and management regarding the Company's accounting or financial reporting practices.

In connection with the purposes, powers and responsibilities set forth above, the Audit Committee shall also:

Independent Auditors

1.
Annually review the performance, experience and qualifications of the independent auditors' team and the quality control procedures of the independent auditors and discharge the independent auditors when circumstances warrant.

2.
Review the Company's disclosures in the Company's periodic reports filed with the SEC regarding any approved non-audit services provided or to be provided by the independent auditors.

3.
Periodically obtain and review a report from the independent auditors regarding all relationships between the independent auditors and the Company that may impact the independent auditors' independence, and discuss such report with the independent auditors. The Audit Committee shall also recommend any appropriate action to the Board in response to the written report necessary to satisfy itself of the independence of the independent auditors.

4.
Ensure the rotation of the lead audit partner having responsibility for the audit and the concurring review partner responsible for reviewing the audit in accordance with applicable Nasdaq listing standards and applicable laws, rules and regulations.

5.
Set, review and modify as appropriate, policies in accordance with the Nasdaq listing standards and applicable laws, rules and regulations for hiring employees or former employees of the Company's independent auditors.

Review

6.
Review with management and the independent auditors the Company's quarterly or annual financial information, including matters required to be reviewed under applicable legal, regulatory or Nasdaq requirements, prior to the release of earnings and prior to the filing of the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be.

7.
Review and, as appropriate, discuss with management and the independent auditors the Company's earnings releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance, if any, provided to analysts or rating agencies.

8.
Upon completion of any annual audit, meet separately with the independent auditors and management, and separately with the independent auditors, and review the Company's financial statements and related notes, the results of their audit, any report or opinion rendered in connection therewith, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information, any significant disagreements with management concerning accounting or disclosure matters, any significant adjustment proposed by the independent auditors and the adequacy and integrity of the Company's internal accounting controls and the extent to which major recommendations made by the independent auditors have been implemented or resolved.

9.
Regularly review with the Company's independent auditors any audit problems or difficulties and management's response.

10.
Review and consider with the independent auditors and management the matters required to be discussed by Statement of Auditing Standards Nos. 61, 89 and 90. These discussions shall include consideration of the quality of the Company's accounting principles and as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded, and such other inquiries as may be appropriate. These discussions shall also include the review of reports from the independent auditors that include (i) all critical accounting policies and practices used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, their ramifications and the preferences of the independent auditors; and (iii) other material written communications between the independent auditors and management. Based on the foregoing review, make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report on Form 10-K.

11.
Review any disclosures provided by the Chief Executive Officer, the Chief Financial Officer or the independent auditors to the Audit Committee regarding significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data.

12.
Review with management and the independent auditors any significant transactions that are not a normal part of the Company's operations and changes, if any, in the Company's accounting principles or their application.

13.
Review and approve all related-party transactions.

Process Improvement

14.
Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent auditors or management.

15.
Regularly apprise the Board, through minutes and special presentations as necessary, of significant developments in the course of performing the Audit Committee's duties.

16.
Conduct an annual evaluation with the Board regarding the performance of the Audit Committee.

Ethical and Legal Compliance

17.
Review any disclosures provided by the Chief Executive Officer or the Chief Financial Officer to the Audit Committee regarding (i) significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud that involves management or other employees who have a significant role in the Company's internal controls.

18.
Review with the Company's in-house or outside legal counsel any legal matter that could have a significant effect on the Company's financial statements, including the status of pending litigation and other areas of oversight to the legal and compliance area as may be appropriate.

19.
Review with management and the independent auditors the Company's policies and procedures regarding compliance with its internal policies as well as applicable laws and regulations, including without limitation with respect to maintaining books, records and accounts and a system of internal accounting controls in accordance with Section 13(b)(2) of the Securities Exchange Act of 1934.

General

20.
Establish when required by applicable laws and/or the Nasdaq listing standards, and review and modify as appropriate, procedures for the receipt, retention and treatment of complaints regarding accounting, internal controls, and other auditing matters and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

21.
Perform any other activities consistent with this Charter, the Company's Certificate of Incorporation and Bylaws, the rules of Nasdaq applicable to its listed companies, and governing law as the Audit Committee or the Board deems necessary or appropriate.

Review of Committee Charter

        At least annually, the Audit Committee shall review and reassess the adequacy of this Charter. The Audit Committee shall report the results of the review to the Board and, if necessary, make recommendations to the Board to amend this Charter.

Limitations

        The Audit Committee has the responsibilities and powers set forth in this Charter and management and the independent auditors for the Company are accountable to the Audit Committee. Management, not the Audit Committee, is responsible for the preparation in accordance with GAAP, and the completeness and accuracy, of the Company's financial statements. The independent auditors, not the Audit Committee, are responsible for the planning and conduct of audits of the Company's financial statements and reviews of the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.				Please mark your votes as indicated in this example		☒
The three proposals on the ballot are:
1. Election of Directors.				FOR	AGAINST	ABSTAIN
		2.	Approval of the Haggar Corp. 2003 Long Term Incentive Plan.	☐	☐	☐
FOR all nominees (Except as marked to the contrary) ☐	TO WITHHOLD AUTHORITY (for all nominees listed) ☐
				FOR	AGAINST	ABSTAIN
		3.	Ratification of PricewaterhouseCoopers LLP as the Company's independent accountants.	☐	☐	☐
Nominees: 01 Rae F. Evans and 02 Donald E. Godwin
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

I plan to attend the meeting	☐
Change of Address	☐
Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

Haggar Corp.
Proxy for Annual Meeting of Stockholders
April 2, 2003
This Proxy is Solicited on Behalf of Haggar Corp.'s Board of Directors

        The undersigned hereby appoints J.M. Haggar, III, Frank D. Bracken and David M. Tehle and each of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Haggar Corp. Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Haggar Corp. to be held on Wednesday, April 2, 2003, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

        You are encouraged to specify your vote by marking the appropriate box ON THE REVERSE SIDE but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations, which are FOR the election of the named nominees as directors, FOR the approval of the Haggar Corp. 2003 Long Term Incentive Plan and FOR the ratification of the selection of PricewaterhouseCoopers LLP as Haggar Corp.'s independent accountants for fiscal 2003. The Proxies cannot vote your shares unless you sign and return this card. Any proxy may be revoked in writing at any time prior to the voting thereof.

        Any proxy, when properly granted, will be voted in the manner directed and will authorize the Proxies to take action in their discretion upon other matters that may properly come before the meeting. If no direction is made, your proxy will be voted in accordance with the recommendations of the Board of Directors.

FOLD AND DETACH HERE

QuickLinks

YOUR VOTE IS IMPORTANT
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD , 2003
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD , 2003
REVOCABILITY OF PROXIES
METHOD AND COSTS OF SOLICITATION
QUORUM AND VOTING
PROPOSAL ONE—ELECTION OF CLASS I DIRECTORS
PROPOSAL TWO—APPROVAL OF THE HAGGAR CORP. 2003 LONG TERM INCENTIVE PLAN
PROPOSAL THREE—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
AUDIT COMMITTEE REPORT
FEES PAID TO INDEPENDENT ACCOUNTANTS
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RECENT DEVELOPMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
OTHER BUSINESS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
ANNUAL REPORT
HAGGAR CORP. 2003 LONG TERM INCENTIVE PLAN
HAGGAR CORP. AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
PROXY CARD